UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                       WHISPERING OAKS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

---------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------
(3)   Filing Party:

----------------------------------------------------------------------
(4)   Date Filed:

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

                       WHISPERING OAKS INTERNATIONAL, INC.
                           7080 River Road, Suite 215
                           Richmond, British Columbia
                                 CANADA V6X 1X5
                                 (866) 884-8669

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
         TO BE HELD AT 9:30 AM, PACIFIC TIME, TUESDAY, OCTOBER 27, 2009

To the Shareholders:

      You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Whispering Oaks International, Inc., a Texas corporation (the "Company"), which will be held on Tuesday, October 27, 2009 at 9:30 AM Pacific Time, at the Best Western Abercorn Inn Vancouver Airport Hotel, 9260 Bridgeport Road, Richmond, British Columbia, Canada V6X 1S1 to consider and act upon the following matters, all as more fully described in the accompanying Proxy
Statement:

      1. To consider and approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 300,000,000 shares.

      2. To consider and approve an amendment to the Company's Articles of Incorporation to change the name of the Company to BioCurex Inc.

      Shareholders of record of the Company's common stock at the close of business on September 15, 2009, the record date set by the Board of Directors, are entitled to notice of, and to vote at, the Meeting and at any adjournment or postponements thereof.

      THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                    By Order of the Board of Directors,

                                    Dr. Ricardo Moro-Vidal,
                                    Chief Executive Officer

Dated:   Richmond, British Columbia
         September 20, 2009

                                  * * * * * * *

  IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
              SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2009.

          THE PROXY STATEMENT IS AVAILABLE AT HTTP://WWW.BIOCUREX.COM.

                                  * * * * * * *

                       WHISPERING OAKS INTERNATIONAL, INC.
                           7080 RIVER ROAD, SUITE 215
                           RICHMOND, BRITISH COLUMBIA
                                 CANADA V6X 1X5
                                 (866) 884-8669

                                   ----------
                           PRELIMINARY PROXY STATEMENT
                                   ----------

      This proxy statement contains information related to the Special Meeting of Shareholders ("Meeting") of Whispering Oaks International, Inc., a Texas corporation ("we", "us", "our" or the "Company"), to be held on Tuesday, October 27, 2009 at 9:30 AM Pacific Time, at the Best Western Abercorn Inn Vancouver Airport Hotel, 9260 Bridgeport Road, Richmond, British Columbia, Canada V6X
1S1, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and the proxy card (collectively, the "Proxy Material") is September 22, 2009.

SOLICITATION AND REVOCATION OF PROXIES

      A form of proxy card is being furnished herewith by the Company to each shareholder and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Shareholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has the right to revoke it at anytime by (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting or (iii) attendance at the Meeting and voting in person.

      If your shares are registered directly in your name with Securities Transfer Corporation, our transfer agent, you are considered a shareholder of record. As a shareholder of record at the close of business on September 15, 2009 (the "Record Date"), you can vote in person at the Meeting or you can provide a proxy to be voted at the Meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board.

      If your shares are held in a stock brokerage account or other nominee, you are considered the beneficial owner of those shares, and your shares are held in "street name." If you hold your shares in "street name," you will receive instructions from your broker or other nominee describing how to vote your shares.

SHAREHOLDER'S VOTING RIGHTS

      Only holders of record of the Company's common stock, par value $0.001 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponements thereof. On the Record Date, there were [53,455,822] shares of Common Stock outstanding with one vote per share.

      Our Bylaws provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. With respect to the proposals described herein, abstentions and broker non-votes will have the same effect as a vote against such proposals.

      A complete list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder at our corporate headquarters, 7080 River Road, Suite 215, Richmond, British Columbia, during normal business hours for a period of ten days before the Meeting and at the time and place of the Meeting.

                                 PROPOSAL NO. 1

   APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE
                  AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

      The Board of Directors, on August __, 2009, adopted resolutions approving an amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 125,000,000 shares to 300,000,000 shares and directing that the proposed amendment be submitted to a vote of the shareholders at the Meeting. The Board of Directors determined that the amendment is in the best interests of the Company and unanimously recommends approval by the shareholders. If the amendment is approved by the shareholders, the Company will file Articles of Amendment to the Company's Articles of Incorporation with the Texas Secretary of State reflecting the amendment, which will become effective on the date the Articles of Amendment is accepted for filing by the Secretary of State.

      Approval of the amendment to the Company's Articles of Incorporation requires that a majority of the holders of the Company's outstanding shares of Common Stock vote in favor of the amendment.

BACKGROUND AND REASONS FOR THE PROPOSAL

      The Company's Articles of Incorporation presently authorizes the issuance of up to 125,000,000 shares of Common Stock. Of the 125,000,000 shares of Common Stock authorized, as of the close of business on the Record Date there were [53,455,822] shares issued and outstanding and 12,896,270 shares reserved for future issuance under the Company's incentive compensation plans (of which [4,533,157] are issuable upon exercise of outstanding options) and [20,671,614] shares reserved for issuance upon exercise of outstanding warrants and convertible debt securities.

      After deducting outstanding and reserved shares, as of the Record Date there were [37,976,294] authorized shares that have not been issued or reserved for issuance for a specific purpose. The Board of Directors believes that an increase in the number of authorized shares of Common Stock is necessary and that it is in the Company's best interests to increase the number of authorized shares of Common Stock in order to insure that the Company will have a sufficient number of shares available for future issuance from time to time for proper corporate purposes to better enable the Company to meet its needs for additional capital, either through public or private sales of equity or convertible securities, for acquisitions, for reservations of shares for equity incentive plans and/or other business needs. There are no current binding agreements regarding the financings or other transactions calling for the issuance of additional shares except the reserved shares noted above.

      Although an increase in the number of outstanding shares of Common Stock, which would be permitted by an increase in the number of authorized shares of Common Stock, could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction directed to the combination of the Company with another company), the current proposal to amend the Articles of Incorporation is not in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Proxy Statement, management is not aware of any actions taken by any person or group to obtain control of the Company. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING IS REQUIRED FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
   OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL NO. 2

        APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE
                     THE CORPORATE NAME TO "BIOCUREX INC."

      The Board of Directors, on August __, 2009, adopted resolutions approving an amendment to Article I of the Company's Articles of Incorporation changing the corporate name from "Whispering Oaks International, Inc." to "BioCurex Inc." and directed that the proposed amendment be submitted to a vote of the shareholders at the Meeting. The Board of Directors determined that the amendment is in the best interests of the Company and unanimously recommends approval by the shareholders. If the amendment is approved by the shareholders, the Company will file Articles of Amendment to the Company's Articles of Incorporation with the Texas Secretary of State reflecting the amendment, which will become effective on the date the Articles of Amendment is accepted for filing by the Secretary of State.

BACKGROUND AND REASONS FOR THE PROPOSAL

      The Company was organized in December 1997. Since March 2001, when the Company acquired all of the biotechnology assets of Curex Technologies Inc., the Company's only activities have been in the biotechnology field, and it has used BioCurex as an assumed name in connection with its activities.

      Accordingly, the Board of Directors believes that changing the Company's legal name to BioCurex better reflects the Company's current business and that using the name BioCurex will result in a strengthened corporate identity.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING IS REQUIRED FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLE OF INCORPORATION CHANGING THE COMPANY'S NAME.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO
  THE ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME TO "BIOCUREX INC."

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                             PRINCIPAL STOCKHOLDERS

      The following table provides information as of Record Date regarding beneficial ownership of our Common Stock based on [53,455,822] shares of Common Stock outstanding by: (i) each person known to us who beneficially owns more than five percent of our common stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group.

                                          NUMBER OF SHARES
                   NAME OF                  BENEFICIALLY       PERCENT OF
              BENEFICIAL OWNER                OWNED(1)          CLASS(2)
              ----------------            ----------------     ----------
      EXECUTIVE OFFICERS AND DIRECTORS:
      Dr. Ricardo Moro-Vidal                     4,003,947(3)        7.01%
      1007-1625 West 13th Avenue
      Vancouver, British Columbia
      Canada V6J 2E9

      Dr. Phil Gold                                884,210(4)        1.63%
      3225 The Boulevard
      Westmount, Quebec
      Canada H3Y 1S4

      ALL DIRECTORS AND EXECUTIVE
      OFFICERS AS A GROUP (2 PERSONS)            4,888,157(5)        8.43%

      5% STOCKHOLDERS:
      Dr. Gerald Wittenberg                      3,597,278(6)        6.54%
      6857 Churchill Street
      Vancouver, British Columbia
      Canada V6P 5B4

----------

  (1) According to the rules and regulations of the Securities and Exchange Commission, shares that a person has a right to acquire within 60 days of the date of this preliminary proxy statement are deemed to be beneficially owned by such person and are deemed to be outstanding only for the purpose of computing the percentage ownership of that person. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

  (2) Based on [53,455,822] shares of Common Stock issued and outstanding.

  (3) President, Principal Executive, Financial and Accounting Officer and a director. Number of shares beneficially owned includes 3,648,947 shares of Common Stock underlying warrants currently exercisable that have an exercise price of $.001 per share.

  (4) Director. Number of shares beneficially owned includes 874,210 shares of Common Stock underlying warrants currently exercisable that have an exercise price of $.001 per share.

  (5) Includes 4,523,,157 shares of Common Stock underlying warrants currently exercisable that have an exercise price of $.001 per share.

  (6) Number of shares beneficially owned includes 252,278 shares of Common Stock underlying warrants currently exercisable that have an exercise price of $.05 per share and 1,275,000 shares of Common Stock underlying warrants currently exercisable that have an exercise price of $.08 per share.

                                  ----------

OTHER INFORMATION

      The entire cost of preparing and soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some shareholders in person, or by telephone, telegraph or telecopy, following solicitation by their Proxy Statement, but will not be separately compensated for such solicitation services. The Company may also hire a proxy solicitor to assist in obtaining the requisite vote, but has not yet decided to do so.

      Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" all of the proposals described in this proxy statement.

HOUSEHOLDING

      The Securities and Exchange Commission's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. Some brokers household proxy materials by delivering a single set of proxy materials to multiple shareholders sharing an address, although each shareholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker. If you would like to receive a separate copy of proxy materials for this Meeting from us directly, please contact us by:

      o     writing to:

            Whispering Oaks International, Inc. - Investor Relations 7080 River Road, Suite 215
            Richmond, British Columbia
            CANADA V6X 1X5

      o     telephoning us at: (866) 884-8669.

                                  OTHER MATTERS

      The Board of Directors does not know of any other matters that are to be presented for action at the Meeting. Should any other matter come before the Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

REPORTS AND FINANCIAL STATEMENTS

      The information provided in Appendices A and B is incorporated herein by reference and is deemed part of this proxy statement, and includes the
Company's:

      (i) Audited financial statements for the fiscal years ended December 31, 2007 and 2008; and

      (ii) Unaudited financial statements and the information set forth under the caption "Management's Discussion and Analysis or Plan of Operations," from our quarterly report on form 10-Q for the fiscal quarter ended March 31, 2009.

  IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
              SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2009.

          THE PROXY STATEMENT IS AVAILABLE AT HTTP://WWW.BIOCUREX.COM.

                                                   BY ORDER OF THE BOARD

                                                   Dr. Ricardo Moro-Vidal,
                                                   Chief Executive Officer

Dated: Richmond, British Columbia
       September 20, 2009

                                   APPENDIX A

THE FOLLOWING ARE THE AUDITED FINANCIAL STATEMENTS FROM OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008:

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

                                      INDEX

Report of Independent Registered Public Accounting Firm                      F-1

Balance Sheets                                                               F-2

Statements of Operations                                                     F-3

Statements of Cash Flows                                                     F-4

Statement of Stockholders' Equity (Deficit)                                  F-5

Notes to the Financial Statements                                           F-13

                                     [LOGO]

     MANNING ELLIOTT   |  11th floor, 1050 West Pender Street, Vancouver, BC,
                       |  Canada V6E 3S7
                       |
CHARTERED ACCOUNTANTS  |  Phone: 604. 714. 3600   Fax: 604. 714. 3669
                       |  Web: manningelliott.com

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and Stockholders
Whispering Oaks International, Inc. (dba Biocurex, Inc.)
(A Development Stage Company)

We have audited the accompanying balance sheets of Whispering Oaks International, Inc. (A Development Stage Company) as of December 31, 2008 and 2007, and the related statements of operations, cash flows and stockholders' equity (deficit) for the years then ended and accumulated for the period from January 1, 2001 to December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whispering Oaks International, Inc. (A Development Stage Company) as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended and accumulated for the period from January 1, 2001 to December 31, 2008, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a working capital deficiency and has incurred significant operating losses since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

CHARTERED ACCOUNTANTS

Vancouver, Canada

March 25, 2009

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                                 BALANCE SHEETS
                           (Expressed in U.S. dollars)

                                                                          DECEMBER 31,   DECEMBER 31,
                                                                              2008           2007
                                                                                $              $
ASSETS

Current Assets

   Cash                                                                         45,625      1,372,598
   Investment securities (Note 3)                                               18,014         61,366
   Prepaid expenses and other (Notes 6(a) and 8(a))                            137,672        109,045
   Notes receivable, net (Note 4)                                                2,666         35,497
                                                                          ----------------------------
Total Current Assets                                                           203,977      1,578,506

Deferred financing costs (Note 7 (b))                                          321,651        536,084
Patents (Note 5)                                                               446,946        360,812
                                                                          ----------------------------
Total Assets                                                                   972,574      2,475,402
                                                                          ============================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities

   Accounts payable                                                            174,400        105,505
   Accrued liabilities                                                         377,627        359,854
   Due to related parties (Note 6)                                             335,269        344,355
   Convertible notes payable (Note 7 (a))                                      194,828        194,828
   Current portion of convertible debt (Note 7 (b))                            688,754        371,712
                                                                          ----------------------------
                                                                             1,770,878      1,376,254

Convertible debt (Note 7 (b))                                                1,136,604        266,618
                                                                          ----------------------------
                                                                             2,907,482      1,642,872

Commitments and Contingencies (Notes 1, and 11)

Stockholders' Equity (Deficit)
   Common stock
      Authorized: 125,000,000 shares, par value $0.001
      Issued and outstanding: 43,713,399 and 42,143,275 respectively            43,713         42,143
   Additional paid-in capital                                               15,178,205     13,899,938
   Common stock subscribed                                                      40,050             --
   Accumulated other comprehensive loss                                        (15,529)       (42,189)
   Accumulated deficit                                                        (114,175)      (114,175)
   Deficit accumulated during the development stage                        (17,067,172)   (12,953,187)
                                                                          ----------------------------
Stockholders' Equity (Deficit)                                              (1,934,908)       832,530
                                                                          ----------------------------
Total Liabilities and Stockholders' Equity (Deficit)                           972,574      2,475,402
                                                                          ============================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS
                           (Expressed in U.S. dollars)

                                                                                   ACCUMULATED
                                                                                   DURING THE
                                                                                   DEVELOPMENT
                                                                                      STAGE
                                                             YEAR ENDED          JANUARY 1, 2001
                                                             DECEMBER 31,        TO DECEMBER 31,
                                                         2008           2007          2008
                                                          $              $              $
Revenue                                                1,000,000        50,000       1,464,456
                                                      ------------------------------------------
Operating Expenses

   Amortization                                           37,758        27,896         174,015
   General and administrative (Note 6(a))                928,845     1,260,865       5,215,709
   Professional and consulting fees                      381,421       313,925       4,797,456
   Research and development (Note 6(a))                  675,302       662,944       3,739,837
                                                      ------------------------------------------
Total Operating Expenses                               2,023,326     2,265,630      13,927,017
                                                      ------------------------------------------
Loss From Operations                                  (1,023,326)   (2,215,630)    (12,462,561)
                                                      ------------------------------------------
Other Income (Expense)

   Accretion of discounts on convertible debt         (1,280,531)     (791,092)     (2,941,154)
   Amortization of debt issue costs                     (214,434)     (107,217)       (321,650)
   Gain (loss) sale of equity investment securities      (16,389)           --         168,926
   Interest expense                                     (569,982)     (242,628)       (874,212)
   Interest income                                         8,164        12,956         383,679
   Loss on extinguishments of convertible debt          (906,496)           --        (872,912)
   Loss on impairment of patent cost                     (67,620)           --         (67,620)
   Loss on issuance of shares                            (43,371)      (10,708)        (79,668)
                                                      ------------------------------------------
Total Other Expense                                   (3,090,659)   (1,138,689)     (4,604,611)
                                                      ------------------------------------------

Net Loss for the Period                               (4,113,985)   (3,354,319)    (17,067,172)

Other Comprehensive Income (Loss)
   Unrealized gain (loss) on investment securities        26,660      (115,061)        (15,529)
                                                      ------------------------------------------
Total Comprehensive Loss                              (4,087,325)   (3,469,380)    (17,082,701)
                                                      ==========================================

Net Loss Per Share - Basic and Diluted                     (0.10)        (0.08)
                                                      =========================

Weighted Average Shares Outstanding                   42,917,000    41,127,000
                                                      =========================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                           (Expressed in U.S. dollars)

                                                                                     ACCUMULATED DURING
                                                                 YEAR ENDED         THE DEVELOPMENT STAGE
                                                                DECEMBER 31,           JANUARY 1, 2001
                                                             2008         2007      TO DECEMBER 31, 2008
                                                              $            $                  $
Operating Activities:
Net loss for the period                                   (4,113,985)  (3,354,319)      (17,067,172)

Adjustments to reconcile net loss to net cash used in operating activities:

   Accretion of discounts on convertible debt              1,280,531      791,092         2,941,154
   Allowance for uncollectible notes receivable               32,831           --            98,129
   Amortization                                               37,758       27,896           174,015
   Amortization of debt issue costs                          214,433      107,217           321,650
   Loss on extinguishments of debt                           906,496           --           872,912
   Loss (gain) on sale of investment securities               16,389           --          (274,000)
   Loss from impairment of patents                            67,620           --            67,620
   Loss on issuance of shares                                 43,371       10,708            79,668
   Stock-based compensation                                  729,402      666,650         4,886,464
Changes in operating assets and liabilities:
   Notes and interest receivable                                  --           --            (6,296)
   Prepaid expenses and other                                (28,627)       5,767           (64,305)
   Accounts payable                                          166,027       95,082         1,285,615
   Accrued liabilities                                        17,775      139,968           266,828
   Deferred revenue                                               --           --          (162,000)
   Subscriptions receivable                                       --           --          (100,682)
                                                          ------------------------------------------
Net Cash Used in Operating Activities                       (629,979)  (1,509,939)       (6,680,400)
                                                          ------------------------------------------
Investing Activities:
   Net Proceeds from notes receivable                             --           --             1,711
   Patent costs                                             (191,512)     (59,704)         (484,113)
   Proceeds from sale of investment securities                53,621           --           438,515
                                                          ------------------------------------------
Net Cash Used in Investing Activities                       (137,891)     (59,704)          (44,427)
                                                          ------------------------------------------
Financing Activities:
   Due to related parties                                     (9,086)     (14,408)          401,420
   Proceeds from convertible debt                                 --    3,000,000         3,639,743
   Repayment on convertible debt                            (825,000)    (300,000)       (1,178,000)
   Debt issue costs                                               --     (532,500)         (532,500)
   Proceeds from private placements of common stock and
      share subscriptions received                           258,950      124,750         3,186,472
   Proceeds from the exercise of stock options and
      warrants                                                16,033       85,333         1,144,454
   Share issuance costs                                           --      (11,188)         (133,688)
                                                          ------------------------------------------
Net Cash (Used in) Provided by Financing Activities         (559,103)   2,351,987         6,527,901
                                                          ------------------------------------------
Net (Decrease) Increase in Cash                           (1,326,973)     782,344          (196,926)

Cash - Beginning of Year                                   1,372,598      590,254           242,551
                                                          ------------------------------------------
Cash - End of Year                                            45,625    1,372,598            45,625
                                                          ==========================================
Non-cash Investing and Financing Activities:
   Share issued to settle debt                               140,500      118,000           818,347
   Note payable converted into common shares                 175,000           --         1,033,076
                                                          ==========================================
Supplemental Disclosures:
      Interest paid                                          359,453      205,133           565,365
      Income taxes                                                --           --                --
                                                          ==========================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
      FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION OF DEVELOPMENT STAGE)
                              TO DECEMBER 31, 2008
                           (Expressed in U.S. dollars)

                                                                              Additional     Common         Stock
                                                            Common Stock       Paid-in       Stock      Subscriptions
                                                          Shares     Amount    Capital     Subscribed    Receivable
                                                            #          $          $            $              $
Balance at January 1, 2001                               8,225,022    8,225       46,775           --              --
Capital contributed relating to the forgiveness of
  advances payable (February 2001)                              --       --       59,175           --              --
Issuance of common stock at $2.00 per share for
  patents and intellectual properties (February 2001)    1,950,000    1,950       (1,950)          --              --
Issuance of common stock at $1.51 per share in
  settlement of convertible notes payable (May 2001)     1,544,404    1,545      464,616           --              --
Issuance of common stock for cash: October 2001 -
  $1.25 per share                                           52,000       52       65,000           --              --
December 2001 - $0.97 per share                             32,260       32       31,406           --              --
Issuance of common stock at $2.00 per share for
  services rendered (December 2001)                         11,000       11       21,989           --              --
Issuance of warrants                                            --       --      175,000           --              --
Cumulative foreign currency translation adjustment              --       --           --           --              --
Net loss for the year                                           --       --           --           --              --
----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001                            11,814,686   11,815      862,011           --              --

Issuance of common stock at $0.75 per share
  (January 2002)                                           105,313      105       78,880           --              --
Issuance of common stock at $0.10 per share to settle
  convertible notes payable (December 2002)              1,100,000    1,100      108,900           --              --
Issuance of common stock for services rendered
  April 2002 - $0.64 per share                              77,149       77       49,062           --              --
  July 2002 - $1.25 per share                                7,400        8        9,207           --              --
Issuance of common stock for consulting services at
  $0.05 per share (November 2002)                        2,300,000    2,300      112,700           --              --
Issuance of common stock to settle accounts payable at
  $0.08 per share (December 2002)                          929,244      929       74,181           --              --
Fair value of stock options granted                             --       --       21,042           --              --
Fair value of warrants issued                                   --       --      207,188           --              --
Reclassification of warrants and options to liability           --       --     (529,785)          --              --
Reclassification of warrant liability to equity                 --       --       71,675           --              --
Beneficial conversion feature of convertible debt               --       --       99,800           --              --
Cumulative foreign currency translation adjustment              --       --           --           --              --
Net loss for the year                                           --       --           --           --              --
----------------------------------------------------------------------------------------------------------------------
Balance - December 31, 2002                             16,333,792   16,334    1,164,861           --              --
----------------------------------------------------------------------------------------------------------------------

                                                                                                       Deficit
                                                                                                     Accumulated
                                                                           Other                      During the   Stockholders'
                                                          Deferred     Comprehensive   Accumulated   Development       Equity
                                                        Compensation   Income (Loss)     Deficit        Stage        (Deficit)
                                                              $              $              $             $              $
Balance at January 1, 2001                                        --              --      (114,175)           --         (59,175)
Capital contributed relating to the forgiveness of
  advances payable (February 2001)                                --              --            --            --          59,175
Issuance of common stock at $2.00 per share for
  patents and intellectual properties (February 2001)             --              --            --            --              --
Issuance of common stock at $1.51 per share in
  settlement of convertible notes payable (May 2001)              --              --            --            --         466,161
Issuance of common stock for cash: October 2001 -
  $1.25 per share                                                 --              --            --            --          65,052
December 2001 - $0.97 per share                                   --              --            --            --          31,438
Issuance of common stock at $2.00 per share for
  services rendered (December 2001)                               --              --            --            --          22,000
Issuance of warrants                                              --              --            --            --         175,000
Cumulative foreign currency translation adjustment                --          28,213            --            --          28,213
Net loss for the year                                             --              --            --    (1,089,464)     (1,089,464)
---------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001                                      --          28,213      (114,175)   (1,089,464)       (301,600)

Issuance of common stock at $0.75 per share
  (January 2002)                                                  --              --            --            --          78,985
Issuance of common stock at $0.10 per share to settle
  convertible notes payable (December 2002)                       --              --            --            --         110,000
Issuance of common stock for services rendered
  April 2002 - $0.64 per share                                    --              --            --            --          49,139
  July 2002 - $1.25 per share                                     --              --            --            --           9,215
Issuance of common stock for consulting services at
  $0.05 per share (November 2002)                           (115,000)             --            --            --              --
Issuance of common stock to settle accounts payable at
  $0.08 per share (December 2002)                                 --              --            --            --          75,110
Fair value of stock options granted                               --              --            --            --          21,042
Fair value of warrants issued                                     --              --            --            --         207,188
Reclassification of warrants and options to liability             --              --            --            --        (529,785)
Reclassification of warrant liability to equity                   --              --            --            --          71,675
Beneficial conversion feature of convertible debt                 --              --            --            --          99,800
Cumulative foreign currency translation adjustment                --         (28,213)           --            --         (28,213)
Net loss for the year                                             --              --            --      (646,771)       (646,771)
---------------------------------------------------------------------------------------------------------------------------------
Balance - December 31, 2002                                 (115,000)             --      (114,175)   (1,736,235)       (784,215)
---------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
      FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION OF DEVELOPMENT STAGE)
                              TO DECEMBER 31, 2008
                           (Expressed in U.S. dollars)

                                                                              Additional     Common         Stock
                                                            Common Stock       Paid-in       Stock      Subscriptions
                                                          Shares     Amount    Capital     Subscribed    Receivable
                                                            #          $          $            $              $
Balance - December 31, 2002                             16,333,792   16,334    1,164,861           --              --
Issuance of common stock for cash:
  January 2003 - $0.07 per share                           900,543      900       62,137           --              --
  November 2003 - $0.21 per share                          288,095      288       60,195           --              --
Issuance of common stock pursuant to exercise of
  stock options:
  March 2003 - $0.07 per share                           1,560,000    1,560      107,640           --              --
  May 2003 - $0.16 per share                             1,000,000    1,000      159,000           --              --
  June 2003 - $0.17 per share                              305,822      306       51,594           --              --
  November 2003 - $0.001 per share                         450,000      450           --           --              --
  March 2003 - $0.07 per share                             135,000      135        9,315           --              --
  June 2003 - $0.17 per share                              294,118      294       49,706           --              --
  October 2003 - $0.18 per share                           277,777      278       49,722           --              --
  November 2003 - $0.24 per share                          104,167      104       24,896           --              --
Issuance of common stock for services:
  March 2003 - $0.40 per share                             156,250      156       62,344           --              --
  October 2003 - $0.16 per share                         1,000,000    1,000      159,000           --              --
Fair value of stock options granted                             --       --      841,349           --              --
Amortization of deferred compensation                           --       --           --           --              --
Fair value of warrants issued                                   --       --      274,601           --              --
Fair value of beneficial conversion feature related to
  convertible notes                                             --       --      255,142           --              --
Fair value of warrants issued for loan provided                 --       --       99,778           --              --
Reacquisition value of beneficial conversion feature            --       --      (33,584)          --              --
Unrealized gain on investment securities                        --       --           --           --              --
Net loss for the year                                           --       --           --           --              --
----------------------------------------------------------------------------------------------------------------------
Balance - December 31, 2003                             24,983,564   24,983    3,741,470           --              --

Issuance of common stock for cash:
  January 2004- $0.19 per share                            100,000      100       18,900           --              --
  March 2004 - $0.15 per share                             633,334      633       94,367           --              --
  March 2004 - $0.19 per share                             315,790      316       59,684           --              --
  July 2004 - $0.50 per share                              500,000      500      249,500           --              --

                                                                                                       Deficit
                                                                                                    Accumulated
                                                                          Other                      During the    Stockholders'
                                                          Deferred     Comprehensive   Accumulated   Development       Equity
                                                        Compensation   Income (Loss)     Deficit        Stage        (Deficit)
                                                              $              $              $             $              $
Balance - December 31, 2002                                 (115,000)             --      (114,175)   (1,736,235)       (784,215)
Issuance of common stock for cash:
  January 2003 - $0.07 per share                                  --              --            --            --          63,037
  November 2003 - $0.21 per share                                 --              --            --            --          60,483
Issuance of common stock pursuant to exercise of
  stock options:
  March 2003 - $0.07 per share                                    --              --            --            --         109,200
  May 2003 - $0.16 per share                                      --              --            --            --         160,000
  June 2003 - $0.17 per share                                     --              --            --            --          51,900
  November 2003 - $0.001 per share                                --              --            --            --             450
  March 2003 - $0.07 per share                                    --              --            --            --           9,450
  June 2003 - $0.17 per share                                     --              --            --            --          50,000
  October 2003 - $0.18 per share                                  --              --            --            --          50,000
  November 2003 - $0.24 per share                                 --              --            --            --          25,000
Issuance of common stock for services:
  March 2003 - $0.40 per share                                    --              --            --            --          62,500
  October 2003 - $0.16 per share                            (160,000)             --            --            --              --
Fair value of stock options granted                               --              --            --            --         841,349
Amortization of deferred compensation                        141,667              --            --            --         141,667
Fair value of warrants issued                                     --              --            --            --         274,601
Fair value of beneficial conversion feature related to
  convertible notes                                               --              --            --            --         255,142
Fair value of warrants issued for loan provided                   --              --            --            --          99,778
Reacquisition value of beneficial conversion feature              --              --            --            --         (33,584)
Unrealized gain on investment securities                          --          48,000            --            --          48,000
Net loss for the year                                             --              --            --    (2,618,955)     (2,618,955)
---------------------------------------------------------------------------------------------------------------------------------
Balance - December 31, 2003                                 (133,333)         48,000      (114,175)   (4,355,190)       (788,245)

Issuance of common stock for cash:
  January 2004- $0.19 per share                                   --              --            --            --          19,000
  March 2004 - $0.15 per share                                    --              --            --            --          95,000
  March 2004 - $0.19 per share                                    --              --            --            --          60,000
  July 2004 - $0.50 per share                                     --              --            --            --         250,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
      FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION OF DEVELOPMENT STAGE)
                              TO DECEMBER 31, 2008
                           (Expressed in U.S. dollars)

                                                                         Additional     Common         Stock
                                                        Common Stock       Paid-in       Stock     Subscriptions
                                                      Shares    Amount     Capital    Subscribed     Receivable
                                                        #         $           $           $              $
   July 2004 - $0.60 per share                         33,333       33       19,967           --              --
   Dec 2004 - $0.47 per share                         320,600      321      150,361           --        (150,682)
Issuance of common stock for services:
   February 2004 - $0.22 per share                    142,928      143       31,301           --              --
   March 2004 - $0.23 per share                        25,000       25        5,725           --              --
   July 2004 - $0.91 per share                        200,000      200      181,800           --              --
   October 2004 - $0.72 per share                      60,000       60       43,140           --              --
   December 2004 - $0.63 per share                     79,616       80       50,078           --              --
Issuance of common stock pursuant to the exercise
   of stock options for cash:
   March 2004 - $0.14 per share                        40,000       40        5,560           --              --
   March 2004 - $0.22 per share                       200,000      200       43,800           --              --
   April 2004 - $0.14 per share                        65,000       65        9,035           --              --
   April 2004 - $0.001 per share                      150,000      150           --           --              --
   July 2004 - $0.14 per share                        125,000      125       17,375           --              --
   July 2004 - $0.07 per share                         25,000       25        1,725           --              --
   July 2004 - $0.001 per share                       200,000      200                        --              --
   September 2004 - $0.07 per share                    20,000       20        1,380           --              --
   October 2004 - $0.73 per share                     128,000      128       93,312           --              --
Fair value of stock options granted                        --       --      419,204           --              --
Issuance of common stock pursuant to the exercise
   of warrants for cash:
   June 2004 - $0.07 per share                        628,571      629       43,371           --              --
   June 2004 - $0.19 per share                        105,263      105       19,895           --              --
   July 2004 - $0.05 per share                         30,000       30        1,470           --              --
   July 2004 - $0.30 per share                        153,945      154       46,030           --              --
   August 2004 - $0.21 per share                      338,095      338       70,662           --              --
   September 2004 - $0.07 per share                   271,972      272       18,766           --              --
   September 2004 - $0.001 per share                  200,000      200           --           --              --
Issuance of common stock pursuant to the exercise
   of warrants for cash:
   December 2004 - $0.08 per share                    145,683      146       11,509           --              --

                                                                                                    Deficit
                                                                                                  Accumulated
                                                                        Other                      During the   Stockholders'
                                                       Deferred     Comprehensive   Accumulated   Development       Equity
                                                     Compensation   Income (Loss)     Deficit        Stage        (Deficit)
                                                          $               $              $             $              $
   July 2004 - $0.60 per share                                 --              --            --            --          20,000
   Dec 2004 - $0.47 per share                                  --              --            --            --              --
Issuance of common stock for services:
   February 2004 - $0.22 per share                             --              --            --            --          31,444
   March 2004 - $0.23 per share                                --              --            --            --           5,750
   July 2004 - $0.91 per share                                 --              --            --            --         182,000
   October 2004 - $0.72 per share                              --              --            --            --          43,200
   December 2004 - $0.63 per share                             --              --            --            --          50,158
Issuance of common stock pursuant to the exercise
   of stock options for cash:
   March 2004 - $0.14 per share                                --              --            --            --           5,600
   March 2004 - $0.22 per share                                --              --            --            --          44,000
   April 2004 - $0.14 per share                                --              --            --            --           9,100
   April 2004 - $0.001 per share                               --              --            --            --             150
   July 2004 - $0.14 per share                                 --              --            --            --          17,500
   July 2004 - $0.07 per share                                 --              --            --            --           1,725
   July 2004 - $0.001 per share                                --              --            --            --             200
   September 2004 - $0.07 per share                            --              --            --            --           1,400
   October 2004 - $0.73 per share                              --              --            --            --          93,440
Fair value of stock options granted                            --              --            --            --         419,204
Issuance of common stock pursuant to the exercise
   of warrants for cash:
   June 2004 - $0.07 per share                                 --              --            --            --          44,000
   June 2004 - $0.19 per share                                 --              --            --            --          20,000
   July 2004 - $0.05 per share                                 --              --            --            --           1,500
   July 2004 - $0.30 per share                                 --              --            --            --          46,184
   August 2004 - $0.21 per share                               --              --            --            --          71,000
   September 2004 - $0.07 per share                            --              --            --            --          19,038
   September 2004 - $0.001 per share                           --              --            --            --             200
Issuance of common stock pursuant to the exercise
   of warrants for cash:
   December 2004 - $0.08 per share                             --              --            --            --          11,655

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
      FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION OF DEVELOPMENT STAGE)
                              TO DECEMBER 31, 2008
                           (Expressed in U.S. dollars)

                                                                           Additional     Common         Stock
                                                         Common Stock        Paid-in       Stock     Subscriptions
                                                       Shares     Amount     Capital    Subscribed     Receivable
                                                          #         $           $           $              $
   December 2004 - $0.05 per share                      337,313      337       16,528           --              --
   December 2004 - $0.30 per share                      206,300      206       61,684           --              --
Amortization of deferred compensation                        --       --           --           --              --
Unrealized gain on investment securities                     --       --           --           --              --
Net loss for the year                                        --       --           --           --              --
-------------------------------------------------------------------------------------------------------------------
Balance - December 31, 2004                          30,764,307   30,764    5,527,599           --        (150,682)

Issuance of common stock for services:
   February 2005 - $0.71 per share                       15,492       15       10,985           --              --
   March 2005 - $0.90 per share                          30,000       30       26,970           --              --
   May 2005 - $1.26 per share                            15,000       15       18,885           --              --
   July 2005 - $1.00 per share                           70,000       70       72,930           --              --
   December 2005 - $0.89 per share                       25,000       25       22,225           --              --
Issuance of common stock for cash:
   May 2005 - $1.00 per share                            25,000       25       24,975           --              --
   June 2005 - $1.00 per share                          135,000      135      134,865           --              --
   June 2005 - $1.10 per share                            4,545        5        4,995           --              --
Issuance of common stock pursuant to the exercise
   of stock options for notes receivable:
   February 2005 - $0.60 per share                      209,000      209      125,191           --              --
   April 2005 - $0.60 per share                           5,000        5        7,495           --              --
Fair value of stock options granted                          --       --      384,500           --              --
Issuance of common stock pursuant to the exercise
   of stock options for cash:
   March 2005 - $0.001 per share                      1,750,000    1,750           --           --              --
   March 2005 - $0.07 per share                          25,000       25        1,725           --              --
   December 2005 - $0.001 per share (cancellation)   (1,750,000)  (1,750)          --           --              --
Issuance of common stock pursuant to the exercise
   of warrants for cash:
   January 2005 - $0.30 per share                        26,305       26        7,865           --              --
   January 2005 - $0.38 per share                        65,789       66       24,934           --              --

                                                                                                    Deficit
                                                                                                  Accumulated
                                                                        Other                      During the   Stockholders'
                                                       Deferred     Comprehensive   Accumulated   Development      Equity
                                                     Compensation   Income (Loss)     Deficit        Stage        (Deficit)
                                                           $              $              $             $              $
   December 2004 - $0.05 per share                             --              --            --            --          16,865
   December 2004 - $0.30 per share                             --              --            --            --          61,890
Amortization of deferred compensation                     106,499              --            --            --         106,499
Unrealized gain on investment securities                       --         174,000            --            --         174,000
Net loss for the year                                          --              --            --    (1,406,455)     (1,406,455)
------------------------------------------------------------------------------------------------------------------------------
Balance - December 31, 2004                               (26,834)        222,000      (114,175)   (5,761,645)       (272,973)

Issuance of common stock for services:
   February 2005 - $0.71 per share                             --              --            --            --          11,000
   March 2005 - $0.90 per share                                --              --            --            --          27,000
   May 2005 - $1.26 per share                                  --              --            --            --          18,900
   July 2005 - $1.00 per share                                 --              --            --            --          73,000
   December 2005 - $0.89 per share                             --              --            --            --          22,250
Issuance of common stock for cash:
   May 2005 - $1.00 per share                                  --              --            --            --          25,000
   June 2005 - $1.00 per share                                 --              --            --            --         135,000
   June 2005 - $1.10 per share                                 --              --            --            --           5,000
Issuance of common stock pursuant to the exercise
   of stock options for notes receivable:
   February 2005 - $0.60 per share                             --              --            --            --         125,400
   April 2005 - $0.60 per share                                --              --            --            --           7,500
Fair value of stock options granted                            --              --            --            --         384,500
Issuance of common stock pursuant to the exercise
   of stock options for cash:
   March 2005 - $0.001 per share                               --              --            --            --           1,750
   March 2005 - $0.07 per share                                --              --            --            --           1,750
   December 2005 - $0.001 per share (cancellation)             --              --            --            --          (1,750)
Issuance of common stock pursuant to the exercise
   of warrants for cash:
   January 2005 - $0.30 per share                              --              --            --            --           7,891
   January 2005 - $0.38 per share                              --              --            --            --          25,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                         (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
      FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION OF DEVELOPMENT STAGE)
                              TO DECEMBER 31, 2008
                          (Expressed in U.S. dollars)

                                                                                   Additional     Common         Stock
                                                                Common Stock         Paid-in       Stock     Subscriptions
                                                              Shares      Amount     Capital    Subscribed     Receivable
                                                                #           $           $            $             $
   March 2005 - $0.21 per share                                 50,000        50       10,450           --              --
   March 2005 - $0.001 per share                               450,000       450           --           --              --
   June 2005 - $0.21 per share                                 682,714       683      142,687           --              --
Issuance of common stock pursuant to the exercise
   of warrants for cash:
   June 2005 - $0.10 per share                                 600,000       600       59,400           --              --
   August 2005 - $0.75 per share                                77,266        77       57,873           --              --
   December 2005 - $0.001 per share (cancellation)            (450,000)     (450)          --           --              --
Issuance of common stock pursuant to the cashless
   exercise of warrants:
   February 2005 (139,474 warrants)                             70,643        71          (71)          --              --
   March 2005 (272,903 warrants)                               213,576       213         (213)          --              --
Issuance of common stock pursuant to the
   conversion of notes payable (February 2005)                 955,800       956      142,414           --              --
February 2005, fair value of warrants issued on
   conversion of note payable                                       --        --       67,829           --              --
December 2005, fair value of warrants issued for
   services                                                         --        --      222,587           --              --
Proceeds from stock subscriptions receivable                        --        --           --           --         150,682
Proceeds from common shares subscribed pursuant
   to warrants exercised                                            --        --           --       85,962              --
Amortization of deferred compensation                               --        --           --           --              --
Unrealized loss on investment securities                            --        --           --           --              --
Net loss for the year                                               --        --           --           --              --
--------------------------------------------------------------------------------------------------------------------------
Balance - December 31, 2005                                 34,065,437    34,065    7,099,095       85,962              --

Issuance of common stock for services:
   June 2006 - $1.50 per share                                  25,000        25       37,475           --              --
   July 2006 - $0.72 per share                                  37,500        38       26,962           --              --
   July 2006 - $0.77 per share                                  37,500        38       28,837           --              --
   September 2006 - $0.80 per share                            100,000       100       79,900           --              --
   October 2006 - $0.75 per share                              225,000       225      168,525           --              --

                                                                                                          Deficit
                                                                                                        Accumulated
                                                                              Other                      During the   Stockholders'
                                                             Deferred     Comprehensive   Accumulated   Development       Equity
                                                           Compensation   Income (Loss)     Deficit        Stage        (Deficit)
                                                                 $              $              $             $              $
   March 2005 - $0.21 per share                                      --              --            --            --          10,500
   March 2005 - $0.001 per share                                     --              --            --            --             450
   June 2005 - $0.21 per share                                       --              --            --            --         143,370
Issuance of common stock pursuant to the exercise
   of warrants for cash:
   June 2005 - $0.10 per share                                       --              --            --            --          60,000
   August 2005 - $0.75 per share                                     --              --            --            --          57,950
   December 2005 - $0.001 per share (cancellation)                   --              --            --            --            (450)
Issuance of common stock pursuant to the cashless
   exercise of warrants:
   February 2005 (139,474 warrants)                                  --              --            --            --              --
   March 2005 (272,903 warrants)                                     --              --            --            --              --
Issuance of common stock pursuant to the
   conversion of notes payable (February 2005)                       --              --            --            --         143,370
February 2005, fair value of warrants issued on
   conversion of note payable                                        --              --            --            --          67,829
December 2005, fair value of warrants issued for
   services                                                          --              --            --            --         222,587
Proceeds from stock subscriptions receivable                         --              --            --            --         150,682
Proceeds from common shares subscribed pursuant
   to warrants exercised                                             --              --            --            --          85,962
Amortization of deferred compensation                            26,834              --            --            --          26,834
Unrealized loss on investment securities                             --         (18,000)           --            --         (18,000)
Net loss for the year                                                --              --            --    (1,755,930)     (1,755,930)
------------------------------------------------------------------------------------------------------------------------------------
Balance - December 31, 2005                                          --         204,000      (114,175)   (7,517,575)       (208,628)

Issuance of common stock for services:
   June 2006 - $1.50 per share                                       --              --            --            --          37,500
   July 2006 - $0.72 per share                                       --              --            --            --          27,000
   July 2006 - $0.77 per share                                       --              --            --            --          28,875
   September 2006 - $0.80 per share                                  --              --            --            --          80,000
   October 2006 - $0.75 per share                                    --              --            --            --         168,750

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                         (A Development Stage Company)
                  STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
      FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION OF DEVELOPMENT STAGE)
                              TO DECEMBER 31, 2008
                          (Expressed in U.S. dollars)

                                                                                   Additional     Common         Stock
                                                                Common Stock         Paid-in       Stock     Subscriptions
                                                              Shares      Amount     Capital    Subscribed     Receivable
                                                                #           $           $            $             $
November 2006 - $0.86 per share                                 50,000        50       42,950           --              --
Issuance of common stock for debt settlement:
   January 2006 - $0.78 per share                              200,000       200      155,800           --              --
   January 2006 - $0.83 per share                                6,250         6        5,181           --              --
   February 2006 - $0.73 per share                               6,850         6        4,994           --              --
   June 2006 - $0.95 per share                                  90,000        90       85,410           --              --
   September 2006 - $0.55 per share                             15,000        15        8,235           --              --
   September 2006 - $0.80 per share                            200,000       200      159,800           --              --
   October 2006 - $0.72 per share                               90,000        90       64,710           --              --
Issuance of common stock for cash:
   April 2006 - $0.50 per share                                150,000       150       74,850           --              --
   July 2006 - $0.50 per share                                 150,000       150       74,850           --              --
   July 2006 - $0.70 per share                                 110,000       110       76,890           --              --
   September 2006 - $0.50 per share                            460,000       460      229,540           --              --
   October 2006 - $0.50 per share                            1,995,000     1,995      995,505           --              --
Share issuance costs                                                --        --    (122,500)           --              --
Issuance of common stock pursuant to the exercise of
   stock options (December 2006) $0.001 per share               25,000        25           --           --              --
Fair value of stock options granted                                 --        --      375,457           --              --
Fair value of stock options modified                                --        --       68,067           --              --
Issuance of common stock pursuant to the exercise of
   warrants for cash:
   January 2006 - $0.10 per share                              500,000       500       49,500      (50,000)             --
   January 2006 - $0.05 per share                              719,244       719       35,243      (35,962)             --
Issuance of common stock pursuant to the conversion
   of notes payable (September 2006)                         1,167,834     1,168      137,377           --              --
September 2006, fair value of warrants issued on
   conversion of note payable                                       --        --       65,160           --              --
Unrealized loss on investment securities                            --        --           --           --              --
Net loss for the year                                               --        --           --           --              --
--------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2006                                  40,425,615    40,425   10,027,813           --              --
--------------------------------------------------------------------------------------------------------------------------

                                                                                                          Deficit
                                                                                                        Accumulated
                                                                              Other                      During the   Stockholders'
                                                             Deferred     Comprehensive   Accumulated   Development       Equity
                                                           Compensation   Income (Loss)     Deficit        Stage        (Deficit)
                                                                 $              $              $             $              $
November 2006 - $0.86 per share                                      --              --            --            --          43,000
Issuance of common stock for debt settlement:
   January 2006 - $0.78 per share                                    --              --            --            --         156,000
   January 2006 - $0.83 per share                                    --              --            --            --           5,187
   February 2006 - $0.73 per share                                   --              --            --            --           5,000
   June 2006 - $0.95 per share                                       --              --            --            --          85,500
   September 2006 - $0.55 per share                                  --              --            --            --           8,250
   September 2006 - $0.80 per share                                  --              --            --            --         160,000
   October 2006 - $0.72 per share                                    --              --            --            --          64,800
Issuance of common stock for cash:
   April 2006 - $0.50 per share                                      --              --            --            --          75,000
   July 2006 - $0.50 per share                                       --              --            --            --          75,000
   July 2006 - $0.70 per share                                       --              --            --            --          77,000
   September 2006 - $0.50 per share                                  --              --            --            --         230,000
   October 2006 - $0.50 per share                                    --              --            --            --         997,500
Share issuance costs                                                 --              --            --            --        (122,500)
Issuance of common stock pursuant to the exercise of
   stock options (December 2006) $0.001 per share                    --              --            --            --              25
Fair value of stock options granted                                  --              --            --            --         375,457
Fair value of stock options modified                                 --              --            --            --          68,067
Issuance of common stock pursuant to the exercise of
   warrants for cash:
   January 2006 - $0.10 per share                                    --              --            --            --              --
   January 2006 - $0.05 per share                                    --              --            --            --              --
Issuance of common stock pursuant to the conversion
   of notes payable (September 2006)                                 --              --            --            --         138,545
September 2006, fair value of warrants issued on
   conversion of note payable                                        --              --            --            --          65,160
Unrealized loss on investment securities                             --        (131,128)           --            --        (131,128)
Net loss for the year                                                --              --            --    (2,081,293)     (2,081,293)
------------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2006                                           --          72,872      (114,175)   (9,598,868)        428,067
------------------------------------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
      FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION OF DEVELOPMENT STAGE)
                              TO DECEMBER 31, 2008
                          (Expressed in U.S. dollars)

                                                                    Additional     Common         Stock
                                                Common Stock          Paid-in      Stock      Subscriptions
                                            Shares        Amount      Capital    Subscribed     Receivable
                                              #             $           $            $              $
Balance, December 31, 2006                 40,425,615      40,425   10,027,813           --              --

Issuance of common stock for services:
   January 2007 - $0.62 per share             135,000         135       83,565           --              --
   August 2007 - $0.63 per share               15,873          16        9,984           --              --
   August 2007 - $0.56 per share               17,857          18        9,982           --              --
   December 2007 - $0.72 per share             57,142          57       41,085           --              --
   December 2007 - $0.62 per share             10,488          10        6,492           --              --
   December 2007 - $0.53 per share            223,000         223      117,967           --              --
Issuance of common stock for debt
   settlement:
   May 2007 - $0.65 per share                 100,000         100       55,900           --              --
   Jul 2007 - $0.62 per share                 100,000         100       61,900           --              --
Issuance of common stock for cash:
   June 2007 - $0.45 per share                220,000         220       98,780           --              --
   May 2007 - $0.43 per share                  23,256          23        9,977           --              --
   April 2007 - $0.45 per share                35,000          35       15,715           --              --
Share issuance costs                               --          --      (11,188)          --              --
Fair value of stock options granted                --          --      412,545           --              --
Issuance of common stock pursuant to the
   exercise of warrants for cash:
   March 2007 - $0.15 per share               266,667         267       39,733           --              --
   March 2007 - $0.17 per share               266,667         267       45,067           --              --
Fair value of warrants issued                      --          --       22,106           --              --
Issuance of common stock pursuant to the
   cashless exercise of warrants
   (December 2007)                            246,710         247         (247)          --              --
Fair value of warrants issued with
   convertible debt                                --   1,426,381           --           --              --
Intrinsic value of beneficial conversion
   feature on convertible debt                     --          --    1,426,381           --              --
Unrealized loss on investment securities           --          --           --           --              --

Net loss for the year                              --          --           --           --              --
------------------------------------------------------------------------------------------------------------
Balance, December 31, 2007                 42,143,275      42,143   13,899,938           --              --
============================================================================================================

                                                                                             Deficit
                                                                                           Accumulated
                                                                  Other                     During the   Stockholders'
                                                Deferred     Comprehensive   Accumulated   Development      Equity
                                              Compensation   Income (Loss)     Deficit        Stage        (Deficit)
                                                   $               $              $             $              $
Balance, December 31, 2006                              --          72,872      (114,175)   (9,598,868)        428,067

Issuance of common stock for services:
   January 2007 - $0.62 per share                       --              --            --            --          83,700
   August 2007 - $0.63 per share                        --              --            --            --          10,000
   August 2007 - $0.56 per share                        --              --            --            --          10,000
   December 2007 - $0.72 per share                      --              --            --            --          41,142
   December 2007 - $0.62 per share                      --              --            --            --           6,502
   December 2007 - $0.53 per share                      --              --            --            --         118,190
Issuance of common stock for debt
   settlement:
   May 2007 - $0.65 per share                           --              --            --            --          56,000
   Jul 2007 - $0.62 per share                           --              --            --            --          62,000
Issuance of common stock for cash:
   June 2007 - $0.45 per share                          --              --            --            --          99,000
   May 2007 - $0.43 per share                           --              --            --            --          10,000
   April 2007 - $0.45 per share                         --              --            --            --          15,750
Share issuance costs                                    --              --            --            --         (11,188)
Fair value of stock options granted                     --              --            --            --         412,545
Issuance of common stock pursuant to the
   exercise of warrants for cash:
   March 2007 - $0.15 per share                         --              --            --            --          40,000
   March 2007 - $0.17 per share                         --              --            --            --          45,334
Fair value of warrants issued                           --              --            --            --          22,106
Issuance of common stock pursuant to the
   cashless exercise of warrants
   (December 2007)                                      --              --            --            --              --
Fair value of warrants issued with
   convertible debt                                     --              --            --            --       1,426,381
Intrinsic value of beneficial conversion
   feature on convertible debt                          --              --            --            --       1,426,381
Unrealized loss on investment securities                --        (115,061)           --            --        (115,061)

Net loss for the year                                   --              --            --    (3,354,319)     (3,354,319)
-----------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2007                              --         (42,189)     (114,175) ( 12,953,187)        832,530
=======================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
      FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION OF DEVELOPMENT STAGE)
                              TO DECEMBER 31, 2008
                          (Expressed in U.S. dollars)

                                                                      Additional     Common         Stock
                                                    Common Stock       Paid-in        Stock     Subscriptions
                                                  Shares     Amount    Capital     Subscribed     Receivable
                                                    #           $         $             $             $
Balance, December 31, 2007                      42,143,275   42,143   13,899,938           --              --

Issuance of common stock for services:
   December 2008 - $0.17 per share                  36,000       36        6,084           --              --
   December 2008 - $0.15 per share                 469,914      470       70,017           --              --
Issuance of common stock for debt settlement:
   January 2008 - $0.53 per share                  100,000      100       52,900           --              --
   April 2008 - $0.70 per share                    125,000      125       87,375           --              --
Issuance of common stock for cash:
   March 2008 - $0.60 per share                    200,000      200      119,800           --              --
   June 2008 - $0.43 per share                     230,000      230       98,670           --              --
Exercise of stock options at $0.001 per share       33,333       33           --           --              --
Fair value of stock options granted                     --       --      372,848           --              --
July 2008, fair value of warrants issued for
   services                                             --       --       27,150           --              --
Exercise of warrants at $0.19 per share             84,210       84       15,916           --              --
Fair value of warrants / options  modified              --       --      252,799           --              --
Notes payable converted into common shares at
   $0.60 per share                                 291,667      292      174,708           --              --
Common stock subscribed - $0.15 per share               --       --           --       40,050              --
Unrealized loss on investment securities                --       --           --           --              --

Net loss for the year                                   --       --           --           --              --
--------------------------------------------------------------------------------------------------------------
Balance, December 31, 2008                      43,713,399   43,713   15,178,205       40,050              --
==============================================================================================================

                                                                                               Deficit
                                                                                             Accumulated
                                                                   Other                      During the   Stockholders'
                                                  Deferred     Comprehensive   Accumulated   Development      Equity
                                                Compensation   Income (Loss)     Deficit        Stage        (Deficit)
                                                     $               $              $             $              $
Balance, December 31, 2007                                --         (42,189)     (114,175)  (12,953,187)        832,530

Issuance of common stock for services:
   December 2008 - $0.17 per share                        --              --            --            --           6,120
   December 2008 - $0.15 per share                        --              --            --            --          70,487
Issuance of common stock for debt settlement:
   January 2008 - $0.53 per share                         --              --            --            --          53,000
   April 2008 - $0.70 per share                           --              --            --            --          87,500
Issuance of common stock for cash:
   March 2008 - $0.60 per share                           --              --            --            --         120,000
   June 2008 - $0.43 per share                            --              --            --            --          98,900
Exercise of stock options at $0.001 per share             --              --            --            --              33
Fair value of stock options granted                       --              --            --            --         372,848
July 2008, fair value of warrants issued for
   services                                               --              --            --            --          27,150
Exercise of warrants at $0.19 per share                   --              --            --            --          16,000
Fair value of warrants / options  modified                --              --            --            --         252,799
Notes payable converted into common shares at
   $0.60 per share                                        --              --            --            --         175,000
Common stock subscribed - $0.15 per share                 --              --            --            --          40,050
Unrealized loss on investment securities                  --          26,660            --            --          26,660

Net loss for the year                                     --              --            --    (4,113,985)     (4,113,985)
-------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2008                                --         (15,529)     (114,175)  (17,067,172)     (1,934,908)
=========================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                          (Expressed in U.S. dollars)

1.    NATURE OF OPERATIONS AND CONTINUANCE OF BUSINESS

      Whispering Oaks International, Inc. (dba BioCurex, Inc.) (the "Company") was incorporated on December 8, 1997, under the laws of the State of Texas. During the first quarter of 2001, the Company ceased its business activities relating to the acquisition and sale of thoroughbred racehorses when a change of majority control occurred. On February 21, 2001, the Company acquired intellectual properties and patents relating to cancer diagnostics and therapeutics. The Company is now in the business of developing, producing, marketing and licensing cancer diagnostic kits and is currently considered a development stage enterprise as defined by Statement of Financial Accounting Standards ("SFAS") No. 7 "Accounting and Reporting by Development Stage Enterprises".

      The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company does not have sufficient cash nor does it have an established source of revenue to cover its ongoing costs of operations. As of December 31, 2008 the Company has a working capital deficiency of $1,566,901 and accumulated losses of $17,067,172 since the inception of the development stage. These factors raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

      Management's anticipates expenditures of $3,429,000 over the next twelve months. Management is currently seeking additional financing through the sale of equity and from borrowings from private lenders to cover its operating expenses and restructuring its convertible notes payable into common stock.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods. The Company regularly evaluates estimates and assumptions related to allowance for doubtful accounts, valuation of patent costs, valuation of convertible debt, stock-based compensation, and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

      CASH AND CASH EQUIVALENTS

      The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      REGISTRATION PAYMENT ARRANGEMENTS

      The Company accounts for registration rights arrangements and related liquidated damages provisions under EITF 00-19-2 "Accounting for Registration Payment Arrangements" ("EITF 00-19-2"), which addresses an issuer's accounting for registration payment arrangements. EITF 00-19-2 defines a registration payment arrangement as an arrangement where the issuer i) will endeavor to file a registration statement for the resale of financial instruments, have the registration statement declared effective, or maintain its effectiveness and ii) transfer consideration to the counterparty if the registration statement is not declared effective or its effectiveness is not maintained.

      EITF 00-19-2 requires the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, to be separately recognized and measured in accordance with Financial Accounting Standards Board ("FASB") No. 5, "Accounting for Contingencies" and FASB Interpretation No. 14 "Reasonable Estimation of the Amount of a Loss".

      FOREIGN CURRENCY TRANSLATION

      The Company's functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated to United States dollars in accordance with SFAS No. 52 "Foreign Currency Translation" using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars.

      REVENUE RECOGNITION

      The Company recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 104, "Revenue Recognition in Financial Statements." Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured. The Company's revenue consists of license fees related to the licensing of its RECAF(TM) technology. Currently, there is one license agreement.

      LONG-LIVED ASSETS

      In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes an impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

      RESEARCH AND DEVELOPMENT COSTS

      Research and development costs are charged to operations as incurred.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                         (A Development Stage Company)
                       NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                          (Expressed in U.S. dollars)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      FINANCIAL INSTRUMENTS/CONCENTRATIONS

      The fair values of cash, investment securities, notes receivable, accounts payable, due to related parties and convertible notes payable, and convertible debt were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments.

      The Company's operations are in Canada, which results in exposure to market risks from changes in foreign currency rates. The financial risk to the Company's operations results from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

      Financial instruments that potentially subject the Company to credit risk consist principally of cash. Cash was deposited with a high quality credit institution.

      For the years ended December 31, 2008 and 2007, revenue from a single customer represented 100% of total revenue.

      INCOME TAXES

      The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, "Accounting for Income Taxes". The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

      INVESTMENT SECURITIES

      The Company reports investments in debt and marketable equity securities at fair value based on quoted market prices or, if quoted prices are not available, discounted expected cash flows using market rates commensurate with credit quality and maturity of the investment. All investment securities are designated as available-for-sale with unrealized gains and losses included in comprehensive income. The Company regularly reviews investment securities for impairment based on criteria that include the extent to which the investment's carrying value exceeds its related market value, the duration of the market decline, the Company's ability to hold to recovery and the financial strength and specific prospects of the issuer of the security. Unrealized losses that are other than temporary are included in the determination of income. Realized gains and losses are accounted for on the specific identification method.

      COMPREHENSIVE INCOME

      SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As at December 31, 2008 and 2007, the Company's only component of comprehensive income was unrealized gains and losses on available-for-sale investment securities.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                         (A Development Stage Company)
                       NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                          (Expressed in U.S. dollars)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      EARNINGS PER SHARE

      The Company computes net loss per share in accordance with SFAS No. 128, "Earnings Per Share," which requires presentation of basic earnings per share and diluted earnings per share ("Diluted EPS"). The computation of basic earnings per share is computed by dividing earnings available to common stockholders by the weighted-average number of outstanding common shares during the period. Diluted earnings per share give effect to all potentially dilutive common shares outstanding during the period. The computation of Diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings. As of December 31, 2008 and 2007, the Company had approximately 20,650,000 and 22,709,000 respectively, of anti-dilutive securities, including options, warrants and equity instruments related to convertible notes payable.

      STOCK-BASED COMPENSATION

      The Company records stock-based compensation in accordance with SFAS No. 123R "Share Based Payments", using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

      RECLASSIFICATIONS

      Certain reclassifications have been made to the prior period's financial statements to conform to the current period's presentation.

      RECENT ACCOUNTING PRONOUNCEMENTS

      In June 2008, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. EITF No. 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF No. 03-6-1"). According to FSP EITF No. 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents are considered participating securities under SFAS No. 128. As such, they should be included in the computation of basic earnings per share ("EPS") using the two-class method. FSP EITF No. 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, as well as interim periods within those years. Once effective, all prior-period EPS data presented must be adjusted retrospectively. The Company is currently evaluating the impact of the adoption of EITF No. 03-6-1 on its financial position and results of operations.

      In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - An interpretation of FASB Statement No. 60". SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise's risk- management activities. SFAS No. 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                         (A Development Stage Company)
                       NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                          (Expressed in U.S. dollars)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

      In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles". The adoption of this statement is not expected to have a material effect on the Company's financial statements.

      In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment to FASB Statement No. 133". SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement No. 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

3.    INVESTMENT SECURITIES

      In November 2002, the Company entered into a licensing agreement ("the Agreement") with a third party whereby it licensed part of its technology in exchange for cash and 600,000 shares of the third party's publicly traded common stock that had a fair value of $162,000. The 600,000 shares of common stock are classified as "available for sale" in accordance with SFAS No. 115 and are reported at fair value. During the year of 2008, the Company sold 259,300 shares for proceeds of $53,621, resulting in a realized loss of $16,389. As of December 31, 2008 the Company has 124,235 shares and the fair market value of these shares was $18,014.

4.    NOTES RECEIVABLE

                                              December 31,   December 31,
                                                  2008           2007
                                                   $              $

      Note receivable including interest
        at prime plus 4%                            73,489         73,489
      Notes receivables from employees              35,497         35,497
      Less: allowance for doubtful accounts       (106,320)       (73,489)
      -------------------------------------------------------------------
      Total                                          2,666         35,497
      ===================================================================

      Notes receivable from various employees are pursuant to stock options exercised and are non-interest bearing and due on demand.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                         (A Development Stage Company)
                       NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                          (Expressed in U.S. dollars)

5.    PATENTS

      Patents relate to developing the method for diagnostic and treatment of cancer using a new cancer marker called "RECAF." These patents are presently registered in 23 countries with ongoing registrations currently being conducted. Patents are stated at cost and have a definite life. Once the Company receives patent approval, amortization is calculated using the straight-line method over the remaining life of the patents. Patent costs of $191,512 and $59,704 were capitalized during the years ended December 31, 2008 and 2007, respectively.

      As of December 31, 2008, the management decided to recognize an impairment loss on patent costs incurred in Japan as the respective patent was allowed to lapse. The Company has recorded an impairment loss of $67,620 in the year ended December 31, 2008.

      A schedule of the patents is as follows:

                                              December 31,
                                            2008       2007
                                             $          $

      Patents                              688,581    497,069
      Less:
      Accumulated amortization            (174,015)  (136,257)
      Loss on impairment of patent cost    (67,620)        --
      -------------------------------------------------------
      Net Carrying Value                   446,946    360,812
      =======================================================

      Amortization expense totaled $37,758 and $27,896 for the years ended December 31, 2008 and 2007, respectively.

      The estimated future amortization expense is as follows:

                                     $
                    2009          37,758
                    2010          37,758
                    2011          37,758
                    2012          37,758
                    2013          37,758
                    Thereafter   258,156
                                 -------
                                 446,946
                                 =======

6.    RELATED PARTY TRANSACTIONS

                                                               December 31,
                                                             2008      2007
                                                               $         $

      Due to Pacific BioSciences Research Centre Inc. (a)   328,269   337,355
      Due to officers (b)                                     7,000     7,000
      -----------------------------------------------------------------------
                                                            335,269   344,355
      =======================================================================

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

6.    RELATED PARTY TRANSACTIONS (continued)

      a) The Company's research and development is performed by Pacific BioSciences Research Centre ("Pacific"). Pacific is 100% owned by the President of the Company. During the years ended December 31, 2008 and 2007, Pacific performed research and development for the Company valued at $674,326 and $651,009, respectively.

            Pacific also provided general and administrative services during the years ended December 31, 2008 and 2007, valued at $242,583 and $220,320, respectively. Included in these amounts were rent expense of $57,098 and $59,444, respectively. During the year ended December 31, 2008, Pacific charged interest of $7,241 (2007 - $15,667), calculated at bank prime rate on the monthly balance owed. The amount due to Pacific is unsecured and due on demand.

            A total of $100,000 was paid to Pacific for prepaid expenses as at December 31, 2008.

      b) The amounts owing to officers are unsecured, non-interest bearing and due on demand.

      c) During the year ended December 31, 2008, the Company granted 570,000 (2007 - 580,000) stock options to three directors at a below market exercise price of $0.001 per share.

      d) On August 28, 2008, the Company extended the term of 1,300,000 fully vested stock options for two directors. The Company recognized an incremental compensation cost of $446 for these modified stock options.

      e) On December 3, 2008, the Company extended the term of 925,000 fully vested stock options for three directors. The Company recognized an incremental compensation cost of $43 for these modified stock options.

      f) On December 3, 2008, the Company extended the term of 1,977,278 share purchase warrants for one director. The Company recognized an incremental compensation cost of $34,902 for these modified share purchase warrants.

7.    CONVERTIBLE DEBT

      a) The Company received funds during 2003 relating to ten convertible notes payable totaling $529,743, bearing interest at 5% and due on demand. One of the notes payable in the amount of $53,000 was repaid in April 2003. A gain of $33,584 was recorded on the date of repurchase of the convertible debenture as determined through the calculation of the intrinsic value of the beneficial conversion feature on the date of extinguishment. Under the convertibility terms of the notes payable, the principal, plus accrued interest, can be converted immediately, at the option of the holder, either in whole, or in part, into fully paid common shares of the Company. The conversion price per share is equal to the lesser of the stated price (ranging between $0.05 and $0.23) or 75% of the average closing bid prices for the five trading days ending on the trading day immediately before the date of the conversion. In conjunction with the issuance of the notes, the Company issued 2,434,088 warrants to the note holders entitling them to purchase 2,434,088 shares of common stock at exercise prices between $0.08 and $0.38. The warrants expired two years after the issuance date.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

7.    CONVERTIBLE DEBT (continued)

            In accordance with EITF 00-27 "Application of Issue No. 98-5 to Certain Convertible Instruments" and EITF 98-5 "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios", the proceeds were allocated between the debt and warrants based on their relative fair values. The value assigned to the warrants totaled $274,601 and was expensed immediately due to the notes being due on demand. The fair values were determined using the Black-Scholes option pricing model using the following weighted average assumptions: average risk-free interest rate of 1.49%; expected life of two years; expected volatility of 473%; and no expected dividends. In addition to the shares to be received upon conversion, the note holder will also receive an equal number of warrants to purchase shares at 110% of the conversion price amount. The beneficial conversion feature was calculated under EITF 00-27, and equaled $255,142. Due to the notes being due on demand, the discount was expensed in fiscal 2003. The convertibility feature expires five years after the date of the Agreement.

            In February 2005, a note in the amount of $143,370 was converted into 955,800 units, consisting of one common share at $0.15 per share and one common share purchase warrant entitling the holder to acquire an additional common share at an exercise price of $0.17 per share expiring on March 9, 2010. In accordance with EITF 00-27, the Company recognized $67,829 for the intrinsic value of the embedded conversion option.

            In July 2006, a note in the amount of $61,890 was converted into 343,833 units, consisting of one common share at $0.18 per share and one common share purchase warrant entitling the holder to acquire an additional common share at an exercise price of $0.20 per share expiring on July 7, 2011. In accordance with EITF 00-27, the Company recognized $29,506 for the intrinsic value of the embedded conversion option.

            In July 2006, a note in the amount of $11,655 was converted into 233,092 units, consisting of one common share at $0.05 per share and one common share purchase warrant entitling the holder to acquire an additional common share at an exercise price of $0.055 per share expiring on July 7, 2011. In accordance with EITF 00-27, the Company recognized $5,565 for the intrinsic value of the embedded conversion option.

            In July 2006, a note in the amount of $65,000 was converted into 590,909 units, consisting of one common share at $0.11 per share and one common share purchase warrant entitling the holder to acquire an additional common share at an exercise price of $0.12 per share expiring on July 19, 2011. In accordance with EITF 00-27, the Company recognized $30,089 for the intrinsic value of the embedded conversion option.

            The effective interest rate of the remaining convertible notes at December 31, 2008 is 335%.

      b) On July 7, 2007, the Company received proceeds of $3,000,000 from the issuance of convertible notes (the "Notes"), plus share purchase warrants, to two private investors. The share purchase warrants allow the holders to purchase up to 3,500,000 shares of the Company's common stock at a price of $0.60 per share expiring June 25, 2012. The Notes bear interest annually at a rate of prime (as adjusted monthly on the first business day of each month) plus 2.75% per year. The Notes are due and payable on June 25, 2010 and are secured by substantially all of the Company's assets. Interest is payable monthly with the first interest payment due on August 1, 2007. Beginning on November 1, 2007, the Company is required to make monthly payments of $100,000 towards the principal amount of the Notes. If the Company fails to make any interest or principal payment when due, the Notes will become immediately due and payable. At the holders' option the Notes are convertible into shares of the Company's common stock at a conversion price of $0.60 per share. The Company may elect to pay the monthly redemption amounts and accrued interest with shares of its common stock, which will be determined by dividing the amount to be paid by the lesser of the conversion price then in effect or 80% of the weighted

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

7.    CONVERTIBLE DEBT (continued)

            average price of the Company's common stock for the ten trading days preceding the payment date. In order to make principal or interest payments with shares of its common stock certain conditions must be met, including the condition that the number of shares to be issued in payment of principal or interest cannot exceed 25% of the total shares traded for the ten trading days prior to the payment date. The Company agreed to file a Form SB-2 Registration Statement ("SB-2") with the U.S. Securities and Exchange Commission in order that the shares of common stock issuable upon the conversion of the Notes or the exercise of the share purchase warrants may be resold in the public market. The Company was required to file the SB-2 no later than July 30, 2007 (filed), to cause the SB-2 to become effective by November 26, 2007, and to keep the SB-2 continuously effective until the shares covered by the SB-2 have been sold or can be sold pursuant to Rule 144(k).

            In the event the closing price of the Company's common stock is $1.20 or greater for ten consecutive trading days, the holders will be required to exercise the 3,500,000 share purchase warrants within ten days notice by the Company. Following the exercise of the share purchase warrants, the Company will issue to the holders 3,500,000 new share purchase warrants, which will entitle the holders to purchase 1,750,000 shares of common stock. Two share purchase warrants will be exercisable at a price of $1.20 per share at any time prior to the later of June 25, 2012 or three years from the date the new share purchase warrants are issued.

            In accordance with EITF 00-27 and EITF 98-5, the proceeds were allocated between the debt and warrants based on their relative fair values. The relative fair value assigned to the share purchase warrants totaled $1,426,381 and was determined using the Black-Scholes option pricing model using the following weighted average assumptions: average risk-free interest rate of 4.76%; expected life of five years; expected volatility of 176%; and no expected dividends. These amounts were recorded as a debt discount and will be amortized as interest expense over the term of the convertible debentures. The effective interest rate at December 31, 2008 is 406%. For the year ended December 31, 2008, the Company recorded $976,064 (2007 - $791,092) of accretion expense related to the convertible debt.

            On August 18, 2008, the Company agreed to re-price the 3,500,000 share purchase warrants to an exercise price of $0.25 per share. In accordance with SFAS No. 123R, modifications to the terms of an award are treated as an exchange of the original award for a new award. Incremental interest expense is measured as the excess, if any, of the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date. The Company recognized an incremental interest expense of $192,264 for these modified purchase warrants.

            On November 26, 2008, the Company received notification from the note holders which modified the terms of the Notes. Pursuant to the notification the interest and principal payments payable in December 2008 and all subsequent principal and interest payments were deferred until May 1, 2009. In addition the principal amount outstanding was increased by $255,000 to $1,955,000.

            In accordance with EITF 02-04 "DETERMINING WHETHER A DEBTOR'S MODIFICATION OR EXCHANGE OF DEBT INSTRUMENTS IN WITHIN THE SCOPE OF FASB STATEMENT NO. 15" the Company determined that the creditor did not grant a concession even though the payments were deferred as the total amount owing by the Company was increased.

            As at November 26, 2008, prior to the modification of the convertible notes, the carrying value of the convertible notes was $613,738. The remaining unaccreted discount of $304,467 related to the convertible notes was charged to operations.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

7.    CONVERTIBLE DEBT (continued)

            In accordance with EITF 98-5 "ACCOUNTING FOR CONVERTIBLE SECURITIES WITH BENEFICIAL CONVERSION FEATURES OR CONTINGENTLY ADJUSTABLE CONVERSION RATIOS", the Company determined there was no beneficial conversion feature on the modified convertible notes. The Company recorded a discount of $130,298 which was equal to the difference of the face value of the new note and the present value of the revised cash flows. The effective interest rate of the new notes is 6.56%.

            The Company incurred $643,301 in debt issue costs for these convertible debentures. The debt issue costs will be expensed over the term of the convertible debt. During the year ended December 31, 2008, the Company expensed $214,434 (2007 - $107,217) of the debt issue costs related to the convertible debt.

8.    COMMON STOCK

      For the year ended December 31, 2008:

      a) In December 2008, the Company issued 505,914 shares of common stock at a fair value of $76,607 to eight employees and one consultant for services provided from December to January 2009, a total of $37,672 was recorded as prepaid expenses as at December 31, 2008.

      b) In December 2008, the Company received stock subscriptions of 267,000 shares of common stock at $0.15 per share for proceeds of $40,050. Each unit consisted of one share of common stock and one half share purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.30 per share expiring on November 30, 2010.

      c) In June 2008, the Company issued 230,000 shares of common stock at $0.43 per share for proceeds of $98,900. Each unit consisted of one share of common stock and one half share purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.65 per share expiring on May 1, 2010.

      d) In June, 2008, the Company issued 42,105 shares of common stock pursuant to the exercise of share purchase warrants for proceeds of $8,000.

      e) In April, 2008, the Company issued 33,333 shares of common stock pursuant to the exercise of 33,333 stock options for proceeds of $33.

      f) In April, 2008, the Company issued 42,105 shares of common stock pursuant to the exercise of share purchase warrants for proceeds of $8,000.

      g) In April, 2008, the Company issued 125,000 shares of common stock at a fair value of $87,500 to settle debt.

      h) In March 2008, the Company issued 291,667 shares of common stock at $0.60 per share for the conversion of debt of $175,000.

      i) In March 2008, the Company issued 200,000 shares of common stock at $0.60 per share for proceeds of $120,000.

      j) In January 2008, the Company issued 100,000 shares of common stock at a fair value of $53,000 to settle debt.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

8.    COMMON STOCK (continued)

      For the year ended December 31, 2007:

      a) In December 2007, the Company issued 57,142 shares of common stock to a consultant at a fair value of $41,142 for consulting services, of which $6,857 was expensed and $34,285 was recorded as prepaid expenses as at December 31, 2007.

      b) In December 2007, the Company issued 10,488 shares of common stock to a consultant at a fair value of $6,502 for consulting services of which $3,251 was expensed and $3,251 was recorded as a prepaid expense as at December 31, 2007.

      c) In December 2007, the Company issued 223,000 shares of common stock at a fair value at $118,190 to eight employees and one consultant for performance bonuses.

      d) In December 2007, the Company issued 246,710 shares of common stock pursuant to the exercise of 250,000 warrants. This exercise was based on the cashless exercise provision of the warrants.

      e) In August 2007, the Company issued 33,730 shares of common stock to a consultant at a fair value of $20,000 for consulting services.

      f) In July 2007, the Company issued 100,000 shares of common stock at a fair value of $62,000 to settle debt.

      g) In June 2007, the Company issued 100,000 shares of common stock at a fair value of $56,000 to settle debt.

      h) In June 2007, the Company issued 533,334 shares of common stock for proceeds of $85,334 pursuant to the exercise of share purchase warrants.

      i) In June 2007, the Company issued 220,000 units at $0.45 per unit for proceeds of $99,000. Each unit consisted of one share of common stock and one share purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.66 per share expiring on April 9, 2009. The Company paid a commission of $9,900 in connection with this private placement.

      j) In May 2007, the Company issued 23,256 units at $0.43 per unit for proceeds of $10,000. Each unit consisted of one share of common stock and one share purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.68 per share expiring on May 31, 2009. The Company paid a commission of $500 in connection with this private placement.

      k) In April 2007, the Company issued 35,000 units at $0.45 per unit for proceeds of $15,750. Each unit consisted of one share of common stock and one share purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.66 per share expiring on April 30, 2009. The Company paid a commission of $788 in connection with this private placement.

      l) In January 2007, the Company issued 135,000 shares of common stock at a fair value at $83,700 to eight employees for performance bonuses.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

9.    SHARE PURCHASE WARRANTS

      A summary of the changes in the Company's share purchase warrants is presented below:

                                                               Weighted Average
                                                                Exercise Price
                                                    Number            $
            Balance, December 31, 2006             9,154,416         0.46

            Issued                                 3,878,256         0.60
            Exercised                               (783,334)        0.11
            Expired                                 (358,666)        2.46
            --------------------------------------------------------------------

            Balance, December 31, 2007            11,890,672         0.47

            Issued                                   473,500         0.48
            Exercised                                (84,210)        0.19
            Expired                                 (505,000)        0.81
            --------------------------------------------------------------------
            Balance, December 31, 2008            11,774,962         0.35
            ====================================================================

      As at December 31, 2008, the following share purchase warrants were outstanding:

                              Exercise
                               Price
              Warrants           $          Expiration Date
            ----------------------------------------------------
               2,455,000        0.90        February 01, 2009
                 126,317        0.19        March 31, 2009
                 220,000        0.66        April 06, 2009
                  35,000        0.66        April 30, 2009
                  23,256        0.68        May 31, 2009
                 225,000        0.50        July 15, 2009
                 100,000        0.60        July 17, 2009
               1,275,000        0.08        January 15, 2010
                 955,800        0.17        March 09, 2010
                 115,000        0.65        May 01, 2010
                 541,666        0.12        October 31, 2010
                 199,311        0.17        November 11, 2010
                 133,500        0.30        November 30, 2010
                 233,092        0.06        July 07, 2011
                 343,833        0.20        July 07, 2011
                 590,909        0.12        July 19, 2011
                 252,278        0.05        December 31, 2011
                 450,000        0.00        March 31, 2012
               3,500,000        0.25        June 27, 2012
            ----------------------------------------------------
              11,774,962
            ====================================================

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

9.    SHARE PURCHASE WARRANTS (continued)

      In January 2008, the Company extended the term of 1,275,000 share purchase warrants. In accordance with SFAS No. 123R, modifications to the terms of an award are treated as an exchange of the original award for a new award. Incremental compensation cost is measured as the excess, if any, of the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date. The Company recognized an incremental compensation cost of $2,675 for these modified share purchase warrants.

      In July 2008, a total of 225,000 warrants were issued to a consulting firm at an exercise price of $0.50 per share expiring on July 15, 2009. The fair value of warrants of $27,150 was charged to operations. The fair value was determined using the Black-Scholes option pricing model using the following assumptions: risk-free interest rate of 2.35%, expected life of 1 year, expected volatility of 66% and no expected dividends. The grant date fair value of these warrants was $0.36 per warrant.

      In August 2008, the Company extended the term of 3,185,977 share purchase warrants. In accordance with SFAS No. 123R, modifications to the terms of an award are treated as an exchange of the original award for a new award. Incremental compensation cost is measured as the excess, if any, of the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date. The Company recognized an incremental compensation cost of $15,710 for these modified share purchase warrants.

      In December 2008, the Company extended the term of 4,432,278 share purchase warrants. In accordance with SFAS No. 123R, modifications to the terms of an award are treated as an exchange of the original award for a new award. Incremental compensation cost is measured as the excess, if any, of the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date. The Company recognized an incremental compensation cost of $41,660 for these modified share purchase warrants.

10.   STOCK OPTIONS

      STOCK BONUS PLAN

      Under the Company's Stock Bonus Plan, employees, directors, officers, consultants and advisors are eligible to receive a grant of the Company's shares, provided that bona fide services are rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. A total of 5,500,000 common shares are reserved pursuant to this Plan, with 1,769,411 (2007 - 2,500,325) common shares available for future issuance as of December 31, 2008.

      NON-QUALIFIED STOCK OPTION PLAN

      The Company's Non-Qualified Stock Option Plan authorizes the issuance of common shares to persons that exercise stock options granted pursuant to this Plan. The Company's employees, directors, officers, consultants and advisors are eligible to be granted stock options pursuant to this Plan, provided that bona fide services are rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The stock option exercise price is determined by a committee and cannot be less than $0.001. A total of 12,500,000 common shares are reserved pursuant to this Plan, with 2,587,723 (2007 - 2,844,390) common shares available for future issuance as of December 31, 2008.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

10.   STOCK OPTIONS (continued)

      On January 31, 2007, the Company granted 580,000 stock options to three directors at a below market exercise price of $0.001 per share.

      On May 30, 2007, the Company granted 180,000 stock options to a consultant at an exercise price of $0.60 per share expiring on May 30, 2009.

      On September 15, 2007, the Company granted 66,666 stock options to a consultant at an exercise price of $0.60 per share expiring on September 15, 2010.

      On February 14, 2008, the Company granted 570,000 stock options to three directors at a below market exercise price of $0.001 per share.

      On August 28, 2008, the Company extended the term of 1,300,000 fully vested stock options for two directors. In accordance with SFAS No. 123R, modifications to the terms of an award are treated as an exchange of the original award for a new award. Incremental compensation cost is measured as the excess, if any, of the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date. The Company recognized an incremental compensation cost of $446 for these modified stock options.

      On December 3, 2008, the Company extended the term of 925,000 fully vested stock options for three directors. In accordance with SFAS No. 123R, modifications to the terms of an award are treated as an exchange of the original award for a new award. Incremental compensation cost is measured as the excess, if any, of the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date. The Company recognized an incremental compensation cost of $44 for these modified stock options.

      A summary of the changes in the Company's stock options is presented below:

                                                                           Weighted
                                                         Weighted           Average
                                                          Average          Remaining         Aggregate
                                          Number of   Exercise Price   Contractual Life   Intrinsic Value
                                            Shares           $              (Years)             $
         -------------------------------------------------------------------------------------------------
         Outstanding, December 31, 2006   3,065,000             0.05

            Granted                         826,666             0.13
            Expired                        (225,000)            0.64
         -------------------------------------------------------------------------------------------------
         Outstanding, December 31, 2007   3,666,666             0.03

            Granted                         570,000            0.001
            Exercised                       (33,333)           0.001
            Expired                        (313,333)           0.367

         Outstanding, December 31, 2008   3,890,000            0.001               2.99           774,110
         =================================================================================================
         Exercisable, December 31, 2008   3,890,000            0.001               2.99           774,110
         =================================================================================================

      The fair value for stock options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted during the year ended December 31, 2008 and 2007 were $0.64 and $0.51 per share, respectively.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

10.   STOCK OPTIONS (continued)

      The weighted average assumptions used are as follows:

                                                              December 31,
                                                            2008       2007
                                                        ------------------------
            Expected dividend yield                            0%         0%
            Risk-free interest rate                         1.97%      4.84%
            Expected volatility                               63%        89%
            Expected option life (in years)                  2.0       2.78

      As at December 31, 2008, there was $nil (2007- $14,447)) of total unrecognized compensation costs related to non-vested share-based compensation arrangements. The total fair value of shares vested during the year ended December 31, 2008 and 2007 were $364,252 and $412,545, respectively.

      A summary of the status of the Company's non-vested shares as of December 31, 2008, and changes during the period of December 31, 2008, is presented below:

                                                               Weighted Average
                                                                  Grant Date
                                                   Number of      Fair Value
                                                     Shares            $
      --------------------------------------------------------------------------
      Non-vested at December 31, 2006                     --                 --

            Granted                                  180,000               0.19
            Vested                                  (105,000)              0.19
      --------------------------------------------------------------------------
      Non-vested at December 31, 2007                 75,000               0.19

         Granted                                     570,000              0.001
         Forfeited                                   (30,000)              0.19
         Vested                                     (615,000)              0.19
      --------------------------------------------------------------------------
      Non-vested at December 31, 2008                     --                 --
      ==========================================================================

11.   COMMITMENTS

      a) On April 4, 2006, the Company entered into a consulting agreement with a term of six months for consideration of 75,000 common shares. As of December 31, 2008, the Company has issued 37,500 common shares and 37,500 common shares are still owed to the consultant.

      b) On April 10, 2006, the Company entered into a consulting agreement with a term of one year for consideration of 75,000 common shares. As of December 31, 2008, the Company has issued 37,500 common shares and 37,500 common shares are still owed to the consultant.

12.   INCOME TAXES

      The Company has adopted the provisions of SFAS 109, "Accounting for Income Taxes". Pursuant to SFAS 109 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefit of net operating losses have not been recognized in the consolidated financial statements because the Company cannot be assured that it is more likely than not that it will utilize the net operating losses carried forward in future years.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

12.   INCOME TAXES (continued)

      The Company has incurred operating losses of approximately $10,572,264 which, if unutilized, will expire through to 2028. Future tax benefits, which may arise as a result of these losses, have not been recognized in these consolidated financial statements, and have been offset by a valuation allowance. The following table lists the fiscal year in which the loss was incurred and the expiration date of the loss.

                                         Net       Expiration
                                        Loss          Date

               1999                 $     89,948      2019
               2000                       24,052      2020
               2001                      793,976      2021
               2002                      231,928      2022
               2003                    1,120,379      2023
               2004                    1,400,412      2024
               2005                    1,645,391      2025
               2006                    1,888,080      2026
               2007                    2,327,750      2027
               2008                    1,050,348      2028
                                    ------------
                                    $ 10,572,264
                                    ============

      The Company is subject to United States federal and state income taxes at an approximate rate of 35%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company's income tax expense as reported is as follows:

                                                     Year Ended     Year Ended
                                                    December 31,   December 31,
                                                        2008           2007
                                                         $              $

      Income tax recovery at statutory rate            1,439,895      1,140,468

      Convertible debt interest                         (448,186)      (346,138)
      Loss on convertible debt modification             (317,274)            --
      Stock based compensation                          (255,291)            --
      Other                                              (19,255)        (2,895)
      Change in tax rates                                 95,219             --
      Valuation allowance change                        (495,108)      (791,435)
      --------------------------------------------------------------------------
      Provision for income taxes                              --             --
      ==========================================================================

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
                           (Expressed in U.S. dollars)

12.   INCOME TAXES (continued)

      The significant components of deferred income tax assets and liabilities as at December 31, 2008 and 2007 are as follows:

                                                    December 31,   December 31,
                                                        2008           2007
                                                         $              $
                                                    ----------------------------

      Net operating loss carryforward                  3,700,292      3,237,452
      Intangible assets                                   32,268             --

      Valuation allowance                             (3,732,560)    (3,237,452)
      --------------------------------------------------------------------------
      Net deferred income tax asset                           --             --
      ==========================================================================

13.   SUBSEQUENT EVENTS

      a) On January 2, 2009, the Company received stock subscriptions of 307,692 shares of common stock at $0.13 per share for proceeds of $40,000. Each unit consisted of one share of common stock and one purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.17 per share expiring on January 2, 2011.

      b) On January 8, 2009, the Company issued 150,000 shares of common stock at a fair value of $36,000 to settle debt.

      c) On January 8 2009, the Company issued 267,000 units at $0.15 per unit for common share subscriptions totaling $40,050 received in December 2008. Each unit consisted of one share of common stock and one half share purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.30 per share expiring on November 30, 2010.

      d) On January 9, 2009, the Company issued 31,250 shares of common stock at a fair value of $5,000 to settle debt.

      e) On January 9, 2008, the Company issued 56,000 shares of common stock at a fair value of $8,960 to an employee for services rendered in December 2008 and January 2009.

      f) On January 21, 2009, the Company advanced $50,000 to Biocurex China, in order to complete the incorporation procedures and comply with Chinese statutory regulations.

      g) On February 20, 2009, the Company issued 639,142 shares of common stock at a fair value of $89,480 to eight employees and one consultant for services provided from February to March 2009.

      h) On March 3, 2009, an employee returned 33,333 shares with a fair value of $2,666, to settle an amount owing to the Company in the amount of $20,000. A total of $17,333 was recorded as bad debt expense in the fiscal year ended December 31, 2008.

      i) On March 17, 2009, the Company granted 2,263,157 stock options to two directors at a below market exercise price of $0.001 per share.

                                   APPENDIX B

THE FOLLOWING ARE THE UNAUDITED FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FROM THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED MARCH 31, 2009:

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operation

     The Company conducts business under the name "Biocurex Inc."

Plan of Operation
-----------------

     Biocurex is involved in developing cancer detection technology and:

          o has developed a cancer detection kit which stains cancer cells, thereby allowing a pathologist to easily view the cancer cells with the use of a microscope,

          o has developed the Cryo-RECAF(TM) diagnostic kit which can be used by pathologists during surgery to determine whether cancer cells are benign or malignant, and

          o is working on the development of a screening assay which can detect multiple cancers from a blood (serum) sample.

      The FDA lists the Histo-RECAF(TM) kit as a Class I medical device in its device listing database. As a Class I medical device the Histo-RECAF(TM) kits may be sold in the United States as a staining test for AFP receptors (a.k.a. RECAF(TM)) in tissues. Biocurex has not applied to the FDA, Canada's Health Products and Food Branch, or any other regulatory authority for permission to sell the Cryo-RECAF(TM) kit on a commercial basis. Due to the costs involved in manufacturing and marketing, Biocurex plans to license its Histo-RECAF(TM) and Cryo-RECAF(TM) technology to third parties. As of April 30, 2009, Biocurex had not sold any Histo-RECAF(TM) or Cryo-RECAF(TM) test kits and had not licensed the technology pertaining to these kits to any third parties.

      As explained in its annual report on Form 10-K for the year ended December 31, 2008, Biocurex has developed a serum based cancer screening assay and has licensed certain aspects of the serum assay technology to third parties. The licensing agreements are semi-exclusive thus allowing for more than one licensee. Biocurex expects to enter into other licensing agreements in 2008. Biocurex retained all rights to its prototype format, a radio-immunoassay ("RIA"), which it plans to commercialize directly to clinical laboratories as Analyte Specific Reagents ("ASRs") for production of "home-brew" tests. A home-brew test is a test developed by a clinical laboratory using one or more ASRs, general laboratory reagents and/or general laboratory instruments for diagnostic purposes. The FDA issued a new regulation in November of 1997 classifying ASRs based on risk to public health. The regulation allows certain individual reagents to be available for clinical laboratories to use in their own in-house developed (home-brew) tests, without requiring manufacturers to obtain approval from the FDA for the majority of individual reagents. This regulation could allow clinical laboratories to produce RECAF(TM) tests based on Biocurex's RIA without the need for a lengthy FDA approval process.

For more information visit http:// www.aacc.org/govt/asr.htm.

      During the twelve months ending December 31, 2009, Biocurex:

          o plans to continue its efforts to license the Histo-RECAF(TM) technology to third parties.

          o plans to enter into agreements relating to its RIA chemiLuminescence and ELISA blood tests with clinical laboratories using ASRs.

          o intends to license its Serum-RECAF(TM) to other major bio-pharma companies.

          o plans to, if necessary, continue to raise capital in order to fund Biocurex's operations and research and development.

          o plans to sell serum RECAF tests directly in China and through other clinical laboratories in countries.

          o plans to continue research in the areas of therapeutics and imagery.

     During the twelve months ending December 31, 2009 it is expected that all research and development work, as well as production of ASR's for blood test sales, will be performed by Pacific Biosciences on behalf of Biocurex.

Liquidity and Capital Resources
-------------------------------

      Biocurex's sources and (uses) of cash during the three months ended March 31, 2009 were:

            Cash used in operations                                $(49,568)
            Patent costs                                            (10,005)
            Loans from unrelated parties                             50,000
            Sale of common stock                                     40,000

      Biocurex's sources and (uses) of cash during the three months ended March 31, 2008 were:

            Cash provided by operations                             $58,454
            Patent costs                                            (51,956)
            Sale of investment securities                             6,294
            Loans from related parties                                  663
            Repayment of convertible notes                         (300,000)
            Sale of common stock                                    136,000
            Cash on hand at January 1, 2008                         150,545

Convertible Notes and Warrants
------------------------------

      On June 29, 2007, Biocurex sold convertible notes, plus warrants, to two private investors for $3,000,000. These notes bear interest annually at a rate of prime (as adjusted monthly on the first business day of each month) plus 2.75% per year. These notes are due and payable on June 29, 2010 and are secured by substantially all of Biocurex's assets.

      Interest on these notes is payable monthly and is due the first of every month. Biocurex is also required to make monthly payments of $100,000 towards the principal amount of the notes. If Biocurex fails to make any interest or principal payment when due, the notes will become immediately due and payable.

      At the holder's option the notes are convertible into shares of Biocurex's common stock at a conversion price of $0.60.

      Biocurex intends to repay the notes, plus accrued interest, with cash on hand, proceeds from the sale of Biocurex's securities and shares of its common stock.

      For more detailed information concerning the notes and warrants see Biocurex's 8-K reports filed on June 29, 2007 and February 6, 2009.

Capital Requirements

      Biocurex anticipates that its capital requirements for the twelve months ending December 31, 2009 will be as follows:


      Business Development                                    $   200,000
      Research, Development and production - Invitro
       diagnostics (rapid tests, blood tests, histology
       tests, production of ASR's)                                700,000
      Payment of Outstanding Liabilities                           80,000
      General and Administrative Expenses                         450,000
      Marketing and Investor Communications                       600,000
      Payment of Principal on Convertible Notes                 1,200,000
      Payment of Interest on Convertible Notes                    198,660
                                                             ------------
                                                               $3,428,660
                                                             ============

      To maintain its present level of operations, including research and development, and to avoid defaulting on payments to the convertible note holders, Biocurex will need to raise approximately $4,000,000 to satisfy its monthly cash requirements until the notes are fully paid.

      Biocurex does not have any lines of credit with banks or other financial institutions or any other traditional financing arrangements. Biocurex will need additional capital until it is able to generate significant revenues to cover its expenditures. Since January 2003, Biocurex has been able to finance its operations through the private sale of its securities and from borrowings from private lenders and intends to obtain the capital needed for its operations through these financial arrangements in the future.

      Biocurex's most significant capital requirements are general and administrative expenses and research and development expenses. General and administrative expenses, exclusive of depreciation, amortization and other expenses not requiring the use of cash (such as the costs associated with issuing stock and options for services) average approximately $60,500 per month. Biocurex's research and development expenses vary, depending upon available capital. When more capital is available to Biocurex, research and development expenses increase. Conversely, research and development expenses decline when less capital is available. Pacific Biosciences, which is owned by Dr. Ricardo Moro, an officer and director of Biocurex, performs all of Biocurex's research and development work.

      Biocurex may not be successful in obtaining additional capital in the future. If Biocurex is unable to raise the capital it needs, its research and development activities will be curtailed or delayed and its operations will be reduced to a level which can be funded with the capital available to Biocurex.

Results of Operations

      Material changes of items in Biocurex's Statement of Operations for the three months ended March 31, 2009, as compared to the same period in the prior year, are discussed below:

                              Increase (I)
Item                          or Decrease (D)               Reason

Revenue                             D       A licensing fee was received from
                                            Inverness Medical Switzerland Gmbh
                                            in 2008. Biocurex did not receive
                                            any licensing fees during the three
                                            months ended March 31, 2009.

General and administrative          D       Decrease in stock-based
                                            compensation and public relations
                                            expenses.

Professional and Consulting Fees    D       Decrease in year-end audit fees and
                                            fees for public relations.

Research and Development            D       Decreased use of chemicals and
                                            laboratory supplies.

Accretion of discount               D       The convertible notes were amended
on convertible                              in November 2008 and the Company
                                            determined there was no beneficial
                                            conversion feature pertaining to the
                                            amended notes. Accordingly, the
                                            accretion expense relating to the
                                            notes decreased.

Interest expense                     D      During the three months ended March
                                            31, 2008, Biocurex was required to
                                            pay penalties, recorded as interest
                                            in the financial statements, to the
                                            holders of Biocurex's convertible
                                            notes due to the failure of
                                            Biocurex to register the shares
                                            issuable upon the conversion of the
                                            notes by a certain date. Biocurex's
                                            registration statement became
                                            effective in 2008 and penalties
                                            were not payable after the
                                            effective date of the registration
                                            statement.

Recent Accounting Pronouncements
--------------------------------

      See Note 2 to the financial statements which are included as part of this report.

Critical Accounting Policies
----------------------------

     Biocurex's significant accounting policies are more fully described in Note 2 to the financial statements included as a part of this report. However, certain accounting policies are particularly important to the portrayal of Biocurex's financial position and results of operations and require the application of significant judgments by management. As a result, the consolidated financial statements are subject to an inherent degree of uncertainty. In applying those policies, management uses its judgment to determine the appropriate assumptions to be used in the determination of certain estimates. These estimates are based on Biocurex's historical experience, terms of existing contracts, observance of trends in the industry and information available from outside sources, as appropriate. Biocurex's significant accounting policies include:

      Revenue Recognition. Biocurex recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 104 ("SAB 104"), "Revenue Recognition in Financial Statements." Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured.

      Registration Payment Arrangements. Biocurex accounts for registration rights arrangements and related liquidated damages provisions under EITF 00-19-2 "Accounting for Registration Payment Arrangements" ("EITF 00-19-2"), which addresses an issuer's accounting for registration payment arrangements. EITF 00-19-2 defines a registration payment arrangement as an arrangement where the issuer i) will endeavor to file a registration statement for the resale of financial instruments, have the registration statement declared effective, or maintain its effectiveness and ii) transfer consideration to the counterparty if the registration statement is not declared effective or its effectiveness is not maintained.

      EITF 00-19-2 requires the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, to be separately recognized and measured in accordance with Financial Accounting Standards Board ("FASB") No. 5, "Accounting for Contingencies" and FASB Interpretation No. 14 "Reasonable Estimation of the Amount of a Loss".

      Long-lived Assets. In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. Biocurex recognizes impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

      Investments. Investments consist of equity securities classified as "available-for-sale" securities under SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities" and are reported at fair value. Accordingly, unrealized gains and losses on these investments are reflected as other comprehensive income in stockholders' equity.

      Stock-based Compensation. Biocurex records stock-based compensation in accordance with SFAS No. 123R "Share Based Payments", using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                        CONSOLIDATED FINANCIAL STATEMENTS

                                 March 31, 2009
                                   (unaudited)

                                      INDEX
                                      -----

Consolidated Balance Sheets                                                  F-1

Consolidated Statements of Operations                                        F-2

Consolidated Statements of Cash Flows                                        F-3

Notes to the Consolidated Financial Statements                               F-4

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEETS
                           (Expressed in U.S. dollars)

                                                             MARCH 31,    DECEMBER 31,
                                                                2009          2008
                                                                 $              $
                                                            (unaudited)
ASSETS

Current Assets

   Cash                                                          76,052         45,625
   Investment securities (Note 3)                                 6,212         18,014
   Prepaid expenses and other                                    66,982        137,672
   Notes receivable, net (Note 4)                                    --          2,666
                                                            ---------------------------
Total Current Assets                                            149,246        203,977

Deferred financing costs (Note 8(b))                            268,042        321,651
Patents (Note 5)                                                447,129        446,946
                                                            ---------------------------
Total Assets                                                    864,417        972,574
                                                            ===========================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities

   Accounts payable                                             210,391        174,400
   Accrued liabilities                                          403,167        377,627
   Loan payable (Note 6)                                         50,000             --
   Due to related parties (Note 7)                              333,199        335,269
   Notes payable (Note 8(a))                                    194,828        194,828
   Current portion of convertible debt (Note 8(b))            1,854,900        688,754
                                                            ---------------------------
Total Current Liabilities                                     3,046,485      1,770,878

Convertible debt (Note 8(b))                                         --      1,136,604
                                                            ---------------------------
Total Liabilities                                             3,046,485      2,907,482

Commitments and Contingencies (Notes 1, and 13)

Stockholders' Deficit
   Common stock
      Authorized: 125,000,000 shares, par value $0.001
      Issued and outstanding: 44,823,458 shares
      (December 31, 2008 - 43,713,399 shares)                    44,823         43,713
   Additional paid-in capital                                15,570,089     15,178,205
   Common stock subscribed                                       42,070         40,050
   Accumulated other comprehensive loss                         (27,332)       (15,529)
   Accumulated deficit                                         (114,175)      (114,175)
   Deficit accumulated during the development stage         (17,697,543)   (17,067,172)
                                                            ---------------------------
Stockholders' Deficit                                        (2,182,068)    (1,934,908)
                                                            ---------------------------
Total Liabilities and Stockholders' Deficit                     864,417        972,574
                                                            ===========================

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                   STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                           (Expressed in U.S. dollars)
                                   (unaudited)

                                                                                      ACCUMULATED DURING THE
                                                                                         DEVELOPMENT STAGE
                                                               THREE MONTHS ENDED         JANUARY 1, 2001
                                                                    MARCH 31,              TO MARCH 31,
                                                               2009        2008                2009
                                                                $            $                   $
Revenue                                                             --      500,000                1,464,456
                                                            -------------------------------------------------
Operating Expenses

   Amortization                                                  9,822        7,822                  183,838
   General and administrative (Note 7(a))                      295,909      458,327                5,511,617
   Professional and consulting fees                             59,259      186,069                4,856,714
   Research and development (Note 7(a))                        128,637      183,023                3,868,474
                                                            -------------------------------------------------
Total Operating Expenses                                       493,627      835,241               14,420,643
                                                            -------------------------------------------------
Loss From Operations                                          (493,627)    (335,241)             (12,956,187)
                                                            -------------------------------------------------
Other Income (Expense)
   Accretion of discounts on convertible debt                  (29,542)    (525,773)              (2,970,696)
   Amortization of debt issue costs                            (53,608)     (53,608)                (375,259)
   Gain sale of equity investment securities                        --        2,918                  168,926
   Gain (loss) on issuance of shares                           (18,757)       7,406                  (98,425)
   Interest expense                                            (34,837)    (191,691)                (909,049)
   Interest income                                                  --        7,368                  383,679
   Loss on extinguishments of convertible debt                      --           --                 (872,912)
   Loss on impairment interest of patent cost                       --           --                  (67,620)
                                                            -------------------------------------------------
Total Other Expense                                           (136,744)    (753,380)              (4,741,356)
                                                            -------------------------------------------------
Net Loss for the Period                                       (630,371)  (1,088,621)             (17,697,543)
Other Comprehensive Income (Loss)
   Unrealized gain (loss) on investment securities             (11,803)      83,003                  (27,332)
                                                            -------------------------------------------------
Total Comprehensive Loss                                      (642,174)  (1,005,618)             (17,724,875)
                                                            =================================================
Net Loss Per Share - Basic and Diluted                           (0.01)       (0.03)
                                                            ========================
Weighted Average Shares Outstanding                         44,438,500   42,275,000
                                                            ========================

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                   STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (Expressed in U.S. dollars)
                                   (unaudited)

                                                                                      ACCUMULATED DURING
                                                              THREE MONTHS ENDED    THE DEVELOPMENT STAGE
                                                                   MARCH 31,           JANUARY 1, 2001
                                                              2009        2008        TO MARCH 31, 2009
                                                                $           $                 $
Operating Activities:
Net loss for the period                                     (630,371)  (1,088,621)            (17,697,543)

Adjustments to reconcile net loss to net cash
   used in operating activities:
   Accretion of discounts on convertible debt                 29,542      525,773               2,970,696
   Allowance for uncollectible notes receivable                   --           --                  98,129
   Amortization                                                9,822        7,822                 183,837
   Amortization of debt issue costs                           53,609       53,608                 375,259
   Gain on extinguishments of debt                                --           --                 872,912
   Loss on sale of investment securities                          --       (2,918)               (274,000)
   Loss from impairment of patents                                --           --                  67,620
   Loss (gain) on issuance of shares                          18,757       (7,406)                 98,425
   Stock-based compensation                                  314,611      375,525               5,201,075
Changes in operating assets and liabilities:
   Notes and interest receivable                                  --           --                  (6,296)
   Prepaid expenses and other                                 70,690       38,967                   6,385
   Accounts payable                                           58,232      104,560               1,343,847
   Accrued liabilities                                        25,540       51,144                 292,368
   Deferred revenue                                               --           --                (162,000)
   Subscriptions receivable                                       --           --                (100,682)
                                                            ----------------------------------------------
Net Cash (Used in) Provided by Operating Activities          (49,568)      58,454              (6,729,968)
                                                            ----------------------------------------------
Investing Activities:

   Net Proceeds from notes receivable                             --           --                   1,171
   Patent costs                                              (10,005)     (51,956)               (494,118)
   Proceeds from sale of investment securities                    --        6,294                 438,515
                                                            ----------------------------------------------
Net Cash Used in Investing Activities                        (10,005)     (45,662)                (54,432)
                                                            ----------------------------------------------
Financing Activities:

   Due to related parties                                         --          663                 401,420
   Loans payable                                              50,000           --                  50,000
   Proceeds from convertible debt                                 --           --               3,639,743
   Repayment on convertible debt                                  --     (300,000)             (1,178,000)
   Debt issue costs                                               --           --                (532,500)
   Proceeds from private placements of common stock
      and share subscriptions received                        40,000      120,000               3,226,472
   Proceeds from the exercise of stock options and
      warrants                                                    --       16,000               1,144,454
   Share issuance costs                                           --           --                (133,688)
                                                            ----------------------------------------------
Net Cash Provided by (Used in) Financing Activities           90,000     (163,337)              6,617,901
                                                            ----------------------------------------------
Net Increase (Decrease) in Cash                               30,427     (150,545)               (166,499)

Cash - Beginning of Period                                    45,625    1,372,598                 242,551
                                                            ==============================================
Cash - End of Period                                          76,052    1,222,053                  76,052
                                                            ==============================================
Non-cash Investing and Financing Activities:
   Shares issued to settle debt                               43,070       53,000                 861,417
   Note payable converted into common shares                      --      175,000               1,033,076
                                                            ==============================================
Supplemental Disclosures:
   Interest paid                                                  --      186,413                 565,365
   Income taxes                                                   --           --                      --
                                                            ==============================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                   STATEMENTS

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

1.    NATURE OF BUSINESS AND CONTINUANCE OF OPERATIONS

      Whispering Oaks International, Inc. (dba BioCurex, Inc.) (the "Company") was incorporated on December 8, 1997, under the laws of the State of Texas. During the first quarter of 2001, the Company ceased its business activities relating to the acquisition and sale of thoroughbred racehorses when a change of majority control occurred. On February 21, 2001, the Company acquired intellectual properties and patents relating to cancer diagnostics and therapeutics. The Company is now in the business of developing, producing, marketing and licensing cancer diagnostic kits and is currently considered a development stage enterprise as defined by Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises". On October 31, 2008, the Company incorporated Biocurex Inc. China ("Biocurex China"), a wholly-owned subsidiary in China.

      The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company does not have sufficient cash nor does it have an established source of revenue to cover its ongoing costs of operations. As at March 31, 2009, the Company has a working capital deficiency of $2,897,239 and has accumulated losses of $17,697,543 since the inception of the development stage. These factors raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

      Management's anticipates expenditures of $3,429,000 over the next twelve months. Management is currently seeking additional financing through the sale of equity and from borrowings from private lenders to cover its operating expenses and restructuring its convertible notes payable into common stock.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      These consolidated financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Biocurex Inc. China., a Chinese company. The Company's fiscal year-end is December 31.

      INTERIM FINANCIAL STATEMENTS

      The interim unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions for Securities and Exchange Commission ("SEC") Form 10-QSB. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Therefore, these financial statements should be read in conjunction with the Company's audited financial statements and notes thereto for the year ended December 31, 2008, included in the Company's Annual Report on Form 10-KSB filed on March 31, 2009 with the SEC.

      The financial statements included herein are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the Company's financial position as at March 31, 2009, and the results of its operations and cash flows for the three months ended March 31, 2009 and 2008. The results of operations for the three months ended March 31, 2009 are not necessarily indicative of the results to be expected for future quarters or the full year.

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods. The Company regularly evaluates estimates and assumptions related to allowance for doubtful accounts, valuation of patent costs, stock-based compensation, and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

      CASH AND CASH EQUIVALENTS

      The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

      MARKETABLE SECURITIES

      The Company defines marketable securities as income yielding securities that can be readily converted into cash. Examples of marketable securities include U.S. Treasury and agency obligations, commercial paper, corporate notes and bonds, time deposits, foreign notes and certificates of deposit. The Company accounts for its investment in debt and equity instruments under Statement of Financial Accounting Standards, or SFAS, No. 115, "Accounting for Certain Investments in Debt and Equity Securities and Financial Accounting Standards Board", or FASB, Staff Position, or FSP, SFAS No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments". The Company follows the guidance provided by FSP 115-1, to assess whether our investments with unrealized loss positions are other than temporarily impaired. Realized gains and losses and declines in value judged to be other than temporary are determined based on the specific identification method and are reported in other income (expense). Management determines the appropriate classification of such securities at the time of purchase and re-evaluates such classification as of each balance sheet date. At March 31, 2009, all investment securities are designated as available for sale.

      REGISTRATION PAYMENT ARRANGEMENTS

      The Company accounts for registration rights arrangements and related liquidated damages provisions under EITF 00-19-2 "Accounting for Registration Payment Arrangements" ("EITF 00-19-2"), which addresses an issuer's accounting for registration payment arrangements. EITF 00-19-2 defines a registration payment arrangement as an arrangement where the issuer i) will endeavor to file a registration statement for the resale of financial instruments, have the registration statement declared effective, or maintain its effectiveness and ii) transfer consideration to the counterparty if the registration statement is not declared effective or its effectiveness is not maintained.

      EITF 00-19-2 requires the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, to be separately recognized and measured in accordance with SFAS No. 5, "Accounting for Contingencies" and FSB Interpretation No. 14 "Reasonable Estimation of the Amount of a Loss".

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      RESEARCH AND DEVELOPMENT COSTS

      Research and development costs are charged to operations as incurred.

      FOREIGN CURRENCY TRANSLATION

      The Company's functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated to United States dollars in accordance with SFAS No. 52, "Foreign Currency Translation" using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars and Chinese Renminbi.

      REVENUE RECOGNITION

      The Company recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 104, "Revenue Recognition in Financial Statements." Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured. The Company's revenue consists of license fees related to the licensing of its RECAF(TM) technology.

      LONG-LIVED ASSETS

      In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life.

      Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

      FAIR VALUE OF FINANCIAL INSTRUMENTS

      Effective January 1, 2009, the first day of the Company's fiscal year 2009, the Company adopted SFAS 157 (FAS 157) "Fair Value Measurements" and SFAS No. 159 (FAS 159), "The Fair Value Option for Financial Assets and Financial Liabilities -- Including an Amendment of FASB Statement No. 115," for financial assets and liabilities. Adoption did not have a material effect on the Company's results of operations. FAS 159 provides companies the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The Company has not elected to measure any financial assets or liabilities at fair value that were not previously required to be measured at fair value.

      The Company's financial instruments consist principally of cash and cash equivalents and short-term marketable securities, accounts payable, loans payable, notes payable and convertible debt. Marketable securities consist of available-for-sale securities that are reported at fair value with the related unrealized gains and losses included in accumulated other comprehensive income (loss), a component of shareholders' equity.

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      INCOME TAXES

      The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, "Accounting for Income Taxes". The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

      COMPREHENSIVE INCOME

      SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As at March 31, 2009 and 2008, the Company's only component of comprehensive income was unrealized holding gains and losses on available-for-sale investment securities.

      BASIC AND DILUTED NET LOSS PER SHARE

      The Company computes net loss per share in accordance with SFAS No. 128, "Earnings Per Share," which requires presentation of basic earnings per share and diluted earnings per share ("Diluted EPS"). The computation of basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of outstanding common shares during the period. Diluted earnings per share give effect to all potentially dilutive common shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings. As of March 31, 2009 and 2008, the Company had approximately 19,298,000 and 23,131,000 respectively, of anti-dilutive securities, including options, warrants and equity instruments related to convertible notes payable.

      STOCK-BASED COMPENSATION

      The Company records stock-based compensation in accordance with SFAS No. 123R, "Share Based Payments", using the fair value method.

      All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

      RECENT ACCOUNTING PRONOUNCEMENTS

      In May 2008, the FASB issued SFAS No. 162, "THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES". SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles". The adoption of this statement is not expected to have a material effect on the Company's consolidated financial statements.

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      RECENT ACCOUNTING PRONOUNCEMENTS (continued)

      In December 2007 the FASB issued SFAS No. 160, "NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51", or SFAS 160. SFAS 160 addresses the accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent's ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years beginning after December 15, 2008. The adoption of SFAS 160 did not have a material impact on our unaudited consolidated financial statements.

      In December 2007 the FASB issued SFAS No. 141R, "BUSINESS COMBINATIONS", or SFAS 141R. SFAS 141R establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets (including in-process research and development) acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. Prior to the adoption of SFAS 141R, in-process research and development was immediately expensed. In addition, under SFAS 141R all acquisition costs are expensed as incurred. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R is effective for financial statements issued for fiscal years beginning after December 15, 2008. The effect of adopting SFAS 141R will depend upon the nature, terms and size of any acquisition we consummate after the effective date of January 1, 2009.

      On April 9, 2009, the FASB issued three FSPs intended to provide additional application guidance and enhanced disclosures regarding fair value measurements and other-than-temporary impairments of securities.

      FSP FAS 157-4, "DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY," provides guidelines for making fair value measurements more consistent with the principles presented in FASB Statement No. 157, "Fair Value Measurements." FSP FAS 157-4 must be applied prospectively and retrospective application is not permitted. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. An entity early adopting FSP FAS 157-4 must also early adopt FSP FAS 115-2 and FAS 124-2.

      FSP FAS 115-2 and FAS 124-2, "RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS," provides additional guidance designed to create greater clarity and consistency in accounting for and presenting impairment losses on debt securities. FSP FAS 115-2 and FAS 124-2 is effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. An entity may early adopt this FSP only if it also elects to early adopt FSP FAS 157-4.

      FSP FAS 107-1 and APB 28-1, "INTERIM DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS," enhances consistency in financial reporting by increasing the frequency of fair value disclosures. FSP 107-1 and APB 28-1 is effective for interim periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. However, an entity may early adopt these interim fair value disclosure requirements only if it also elects to early adopt FSP FAS 157-4 and FSP FAS 115-2 and FAS 124-2.

      The Company is currently evaluating the impact, if any, that the adoption of these FSPs will have on its Consolidated Financial Statements.

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      RECENT ACCOUNTING PRONOUNCEMENTS (continued)

      On April 13, 2009, the Securities and Exchange Commission's ("SEC") Office of the Chief Accountant and Division of Corporation Finance issued SEC Staff Accounting Bulletin 111 ("SAB 111"). SAB 111 amends and replaces SAB Topic 5M, "MISCELLANEOUS ACCOUNTING--OTHER THAN TEMPORARY IMPAIRMENT OF CERTAIN INVESTMENTS IN EQUITY SECURITIES" to reflect FSP FAS 115-2 and FAS 124-2. This FSP provides guidance for assessing whether an impairment of a debt security is other than temporary, as well as how such impairments are presented and disclosed in the financial statements. The amended SAB Topic 5M maintains the prior staff views related to equity securities but has been amended to exclude debt securities from its scope. SAB 111 is effective upon the adoption of FSP FAS 115-2 and FAS 124-2. The Company is currently evaluating the impact, if any, that the adoption of SAB 111 will have on the Consolidated Financial Statements of the Company.

      RECLASSIFICATIONS

      Certain reclassifications have been made to the prior period's financial statements to conform to the current period's presentation.

3.    INVESTMENT SECURITIES

      In November 2002, the Company entered into a licensing agreement ("the Agreement") with a third party whereby it licensed part of its technology in exchange for cash and 600,000 shares of the third party's publicly traded common stock that had a fair value of $162,000. The 600,000 shares of common stock are classified as "available for sale" in accordance with SFAS No. 115 and are reported at fair value. During the three months ended March 31 2009, the Company has 124,235 shares and the fair market value of these shares was $6,212.

4.    NOTES RECEIVABLE

                                                            March 31,   December 31,
                                                              2009          2008
                                                                $            $
      Note receivable including interest at prime plus 4%      73,489         73,489
      Notes receivables from employees                         15,497         35,497
      Less: allowance for doubtful accounts                   (88,986)      (106,320)
      -------------------------------------------------------------------------------
      Total                                                        --          2,666
      ===============================================================================

      Notes receivable from various employees are pursuant to stock options exercised and are non-interest bearing and due on demand.

5.    PATENTS

      Patents relate to developing the method for diagnostic and treatment of cancer using a new cancer marker called "RECAF." These patents are presently registered in 23 countries with ongoing registrations currently being conducted. Patents are stated at cost and have a definite life. Once the Company receives patent approval, amortization is calculated using the straight-line method over the remaining life of the patents.

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

5.    PATENTS (continued)

      A schedule of the patents is as follows:

                                                     March 31,    December 31,
                                                        2009          2008
                                                         $              $

      Patents                                          630,966         688,581
      Less:
      Accumulated amortization                        (183,837)       (174,015)
      Loss on impairment of patent cost                     --         (67,620)
      -------------------------------------------------------------------------
      Net Carrying Value                               447,129         446,946
      =========================================================================

      Amortization expense totaled $9,822 and $7,822 for the three months ended March 31, 2009 and 2008, respectively.

      The estimated future amortization expense is as follows:

                                                        $

                  2009                               29,464
                  2010                               39,286
                  2011                               39,286
                  2012                               39,286
                  2013                               39,286
                  Thereafter                        260,521
                                                    -------
                                                    447,129
                                                    =======

6.    LOAN PAYABLE

      On January 13, 2009, the Company entered into a loan agreement for $50,000 which is payable on January 13, 2010. The amount is unsecured and bears interest at 5% per annum, calculated half-yearly not in advance.

7.    RELATED PARTY TRANSACTIONS

                                                            March 31,   December 31,
                                                               2009         2008
                                                                $             $
      Due to Pacific BioSciences Research Centre Inc. (a)     328,269        328,269
      Due to a former officers (b)                              4,930          7,000
      ------------------------------------------------------------------------------
                                                              333,199        335,269
      ==============================================================================

      a) The Company's research and development is performed by Pacific BioSciences Research Centre ("Pacific"). Pacific is 100% owned by the President of the Company. During the three months ended March 31, 2009 and 2008, Pacific performed research and development for the Company valued at $128,437 and $183,023, respectively.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

7.    RELATED PARTY TRANSACTIONS (continued)

            Pacific also provided administrative services during the three months ended March 31, 2009 and 2008, valued at $41,541 and $69,170, respectively. During the three months ended March 31, 2009, and 2008, Pacific charged interest of $2,631 and $2,470, respectively, calculated at bank prime rate on the monthly balance owed. The amount due to Pacific is unsecured and due on demand.

      b) The amounts owing to a former officer are unsecured, non-interest bearing and due on demand.

      c) During the three month period ended March 31, 2009, the Company granted 2,263,157 (2008 - 570,000) stock options to two directors at a below market exercise price of $0.001 per share.

8.    CONVERTIBLE NOTES AND DEBT

      a) The Company received funds during 2003 relating to ten convertible notes payable totaling $529,743, bearing interest at 5% and due on demand. One of the notes payable in the amount of $53,000 was repaid in April 2003. A gain of $33,584 was recorded on the date of repurchase of the convertible debenture as determined through the calculation of the intrinsic value of the beneficial conversion feature on the date of extinguishment. Under the convertibility terms of the notes payable, the principal, plus accrued interest, can be converted immediately, at the option of the holder, either in whole, or in part, into fully paid common shares of the Company. The conversion price per share is equal to the lesser of the stated price (ranging between $0.05 and $0.23) or 75% of the average closing bid prices for the five trading days ending on the trading day immediately before the date of the conversion. In conjunction with the issuance of the notes, the Company issued 2,434,088 warrants to the note holders entitling them to purchase 2,434,088 shares of common stock at exercise prices between $0.08 and $0.38. The warrants expired two years after the issuance date.

            In accordance with EITF 00-27 "Application of Issue No. 98-5 to Certain Convertible Instruments" and EITF 98-5 "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios", the proceeds were allocated between the debt and warrants based on their relative fair values. The value assigned to the warrants totaled $274,601 and was expensed immediately due to the notes being due on demand. The fair values were determined using the Black-Scholes option pricing model using the following weighted average assumptions: average risk-free interest rate of 1.49%; expected life of two years; expected volatility of 473%; and no expected dividends. In addition to the shares to be received upon conversion, the note holder will also receive an equal number of warrants to purchase shares at 110% of the conversion price amount. The beneficial conversion feature was calculated under EITF 00-27, and equaled $255,142. Due to the notes being due on demand, the discount was expensed in fiscal 2003. During the six months ended March 31, 2009, the convertible notes were reclassified to notes payable as the convertibility feature expired five years after the date of the Agreement.

            In February 2005, a note in the amount of $143,370 was converted into 955,800 units, consisting of one common share at $0.15 per share and one common share purchase warrant entitling the holder to acquire an additional common share at an exercise price of $0.17 per share expiring on March 9, 2010. In accordance with EITF 00-27, the Company recognized $67,829 for the intrinsic value of the embedded conversion option.

            In July 2006, a note in the amount of $61,890 was converted into 343,833 units, consisting of one common share at $0.18 per share and one common share purchase warrant entitling the holder to acquire an additional common share at an exercise price of $0.20 per share expiring on July 7, 2011. In accordance with EITF 00-27, the Company recognized $29,506 for the intrinsic value of the embedded conversion option.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

8.    CONVERTIBLE NOTES AND DEBT (continued)

            In July 2006, a note in the amount of $11,655 was converted into 233,092 units, consisting of one common share at $0.05 per share and one common share purchase warrant entitling the holder to acquire an additional common share at an exercise price of $0.055 per share expiring on July 7, 2011. In accordance with EITF 00-27, the Company recognized $5,565 for the intrinsic value of the embedded conversion option.

            In July 2006, a note in the amount of $65,000 was converted into 590,909 units, consisting of one common share at $0.11 per share and one common share purchase warrant entitling the holder to acquire an additional common share at an exercise price of $0.12 per share expiring on July 19, 2011. In accordance with EITF 00-27, the Company recognized $30,089 for the intrinsic value of the embedded conversion option.

            The effective interest rate of the remaining convertible notes at March 31, 2009 is 335%.

      b) On July 7, 2007, the Company received proceeds of $3,000,000 from the issuance of convertible notes (the "Notes"), plus share purchase warrants, to two private investors. The share purchase warrants allow the holders to purchase up to 3,500,000 shares of the Company's common stock at a price of $0.60 per share expiring June 25, 2012. The Notes bear interest annually at a rate of prime (as adjusted monthly on the first business day of each month) plus 2.75% per year. The Notes are due and payable on June 25, 2010 and are secured by substantially all of the Company's assets. Interest is payable monthly with the first interest payment due on August 1, 2007. Beginning on November 1, 2007, the Company is required to make monthly payments of $100,000 towards the principal amount of the Notes. If the Company fails to make any interest or principal payment when due, the Notes will become immediately due and payable. At the holders' option the Notes are convertible into shares of the Company's common stock at a conversion price of $0.60 per share. The Company may elect to pay the monthly redemption amounts and accrued interest with shares of its common stock, which will be determined by dividing the amount to be paid by the lesser of the conversion price then in effect or 80% of the weighted average price of the Company's common stock for the ten trading days preceding the payment date. In order to make principal or interest payments with shares of its common stock certain conditions must be met, including the condition that the number of shares to be issued in payment of principal or interest cannot exceed 25% of the total shares traded for the ten trading days prior to the payment date. The Company agreed to file a Form SB-2 Registration Statement ("SB-2") with the U.S. Securities and Exchange Commission in order that the shares of common stock issuable upon the conversion of the Notes or the exercise of the share purchase warrants may be resold in the public market. The Company was required to file the SB-2 no later than July 30, 2007 (filed), to cause the SB-2 to become effective by November 26, 2007, and to keep the SB-2 continuously effective until the shares covered by the SB-2 have been sold or can be sold pursuant to Rule 144(k).

            In the event the closing price of the Company's common stock is $1.20 or greater for ten consecutive trading days, the holders will be required to exercise the 3,500,000 share purchase warrants within ten days notice by the Company. Following the exercise of the share purchase warrants, the Company will issue to the holders 3,500,000 new share purchase warrants, which will entitle the holders to purchase 1,750,000 shares of common stock. Two share purchase warrants will be exercisable at a price of $1.20 per share at any time prior to the later of June 25, 2012 or three years from the date the new share purchase warrants are issued.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

8.    CONVERTIBLE NOTES AND DEBT (continued)

            In accordance with EITF 00-27 and EITF 98-5, the proceeds were allocated between the debt and warrants based on their relative fair values. The relative fair value assigned to the share purchase warrants totaled $1,426,381 and was determined using the Black-Scholes option pricing model using the following weighted average assumptions: average risk-free interest rate of 4.76%; expected life of five years; expected volatility of 176%; and no expected dividends. These amounts were recorded as a debt discount and will be amortized as interest expense over the term of the convertible debentures. The effective interest rate at December 31, 2008 is 406%. For the year ended December 31, 2008, the Company recorded $976,064 (2007 - $791,092) of accretion expense related to the convertible debt.

            On August 18, 2008, the Company agreed to re-price the 3,500,000 share purchase warrants to an exercise price of $0.25 per share. In accordance with SFAS No. 123R, modifications to the terms of an award are treated as an exchange of the original award for a new award. Incremental interest expense is measured as the excess, if any, of the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date. The Company recognized an incremental interest expense of $192,264 for these modified purchase warrants.

            On November 26, 2008, the Company received notification from the note holders which modified the terms of the Notes. Pursuant to the notification the interest and principal payments payable in December 2008 and all subsequent principal and interest payments were deferred until May 1, 2009. In addition the principal amount outstanding was increased by $255,000 to $1,955,000.

            In accordance with EITF 02-04 "DETERMINING WHETHER A DEBTOR'S MODIFICATION OR EXCHANGE OF DEBT INSTRUMENTS IN WITHIN THE SCOPE OF FASB STATEMENT NO. 15" the Company determined that the creditor did not grant a concession even though the payments were deferred as the total amount owing by the Company was increased.

            As at November 26, 2008, prior to the modification of the convertible notes, the carrying value of the convertible notes was $613,738. The remaining unaccreted discount of $304,467 related to the convertible notes was charged to operations in the year ended of 2008.

            In accordance with EITF 98-5 "ACCOUNTING FOR CONVERTIBLE SECURITIES WITH BENEFICIAL CONVERSION FEATURES OR CONTINGENTLY ADJUSTABLE CONVERSION RATIOS", the Company determined there was no beneficial conversion feature on the modified convertible notes. The Company recorded a discount of $130,298 which was equal to the difference of the face value of the new note and the present value of the revised cash flows. The effective interest rate of the new notes is 6.56%. For the three months ended March 31, 2009, the Company recorded $29,542 (2008 - $525,773) of accretion expense related to the convertible debt.

            The Company incurred $643,301 in debt issue costs for these convertible debentures. The debt issue costs will be expensed over the term of the convertible debt. During the three months ended March 31, 2009, the Company expensed $53,608 (2008 - $53,608) of the debt issue costs related to the convertible debt.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

9.    COMMON STOCK

      a) In January 2009, the Company received stock subscriptions of 307,692 units at $0.13 per unit for proceeds of $40,000. Each unit consisted of one share of common stock and one purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.17 per share expiring on January 2, 2011. On April 8, 2009, the Company issued 307,692 shares of common stock. Refer to Note 14(a).

      b) In January 2009, the Company issued 150,000 shares of common stock at a fair value of $36,000 to settle debt.

      c) In January 2009, the Company issued 267,000 units at $0.15 per unit for common share subscriptions totaling $40,050 received in December 2008. Each unit consisted of one share of common stock and one half share purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.30 per share expiring on November 30, 2010.

      d) In January 2009, the Company issued 31,250 shares of common stock at a fair value of $5,000 to settle debt.

      e) In January 2009, the Company issued 56,000 shares of common stock at a fair value of $8,960 to an employee for services rendered in December 2008 and January 2009.

      f) In February 2009, the Company issued 639,142 shares of common stock at a fair value of $89,480 to eight employees and one consultant for services provided from February to March 2009.

      g) In March 2009, an employee returned 33,333 shares with a fair value of $2,666, to settle $20,000 amount owing to the Company. The Company recorded $17,333 of bad debt expense in the fiscal year ended December 31, 2008.

      h) In March 2009, a former director exercised 1,620,000 stock options and 450,000 warrants at $0.001 per share. The exercise price of the options and warrants of $2,070 was offset against amounts owed to the former director and was included in common stock subscribed at March 31, 2009. On April 20, 2009, the Company issued 2,070,000 shares to the former director. See Note 13(d).

10.   STOCK-BASED COMPENSATION

      STOCK BONUS PLAN

      Under the Company's Stock Bonus Plan, employees, directors, officers, consultants and advisors are eligible to receive a grant of the Company's shares, provided that bona fide services are rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. A total of 5,500,000 common shares are reserved pursuant to this plan, with 893,019 common shares available for future issuance as of March 31, 2009. On April 23, 2009, the Company increased the number of shares issuable pursuant to this plan from 5,500,000 shares to 10,500,000 shares. See Note 14(e).

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

10.   STOCK-BASED COMPENSATION (continued)

      NON-QUALIFIED STOCK OPTION PLAN

      The Company's Non-Qualified Stock Option Plan authorizes the issuance of common shares to persons that exercise stock options granted. The Company's employees, directors, officers, consultants and advisors are eligible to be granted stock options pursuant to this plan, provided that bona fide services are rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The stock option exercise price is determined by a committee and cannot be less than $0.001. A total of 12,500,000 common shares are reserved pursuant to this plan, with 324,566 common shares available for future issuance as of March 31, 2009. On April 23, 2009, the Company increased the number of shares issuable pursuant to this plan from 12,500,000 shares to 17,500,000 shares. See Note 14(f).

      During the three months period ended March 31, 2009, the Company granted 2,263,157 stock options at a fair value of $212,822 to two directors at a below market exercise price of $0.001 per share.

      A summary of the changes in the Company's stock options is presented below:

                                                                        Weighted
                                                       Weighted          Average
                                                       Average          Remaining          Aggregate
                                       Number of    Exercise Price   Contractual Life   Intrinsic Value
                                        Shares            $              (Years)               $
      -------------------------------------------------------------------------------------------------
      Outstanding, December 31, 2007    3,666,666             0.03

         Granted                          570,000            0.001
         Exercised                        (33,333)           0.001
         Expired                         (313,333)           0.367
      -------------------------------------------------------------------------------------------------
      Outstanding, December 31, 2008    3,890,000            0.001               2.99           774,110

         Granted                        2,263,157            0.001
         Exercised                     (1,620,000)           0.001
      -------------------------------------------------------------------------------------------------
      Outstanding, March 31, 2009       4,533,157            0.001               2.33           448,783
      =================================================================================================
      Exercisable, March 31, 2009       4,533,157            0.001               2.33           448,783
      =================================================================================================

      The fair value for stock options granted was estimated at the date of grant using the Black-Scholes option-pricing model and the weighted average fair value of stock options granted during the three months period ended March 31, 2009 and 2008 were $0.10 and $0.64 per share, respectively.

      The weighted average assumptions used are as follows:

                                                            Three Months Ended
                                                          March 31,   March 31,
                                                            2009         2008
            Expected dividend yield                               0%          0%
            Risk-free interest rate                            1.05%       1.97%
            Expected volatility                                 123%         63%
            Expected option life (in years)                     2.0         2.0

      The total fair value of shares vested during the three months ended March 31, 2009 and 2008 were $212,822 and $375,523, respectively.

      As at March 31, 2009, the Company had no unvested options outstanding.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

11.   SHARE PURCHASE WARRANTS

      A summary of the changes in the Company's share purchase warrants is presented below:

                                                                Weighted Average
                                                                 Exercise Price
                                                     Number            $

            Balance, December 31, 2007             11,890,672         0.47

            Issued                                    473,500         0.48
            Exercised                                 (84,210)        0.19
            Expired                                  (505,000)        0.81
            --------------------------------------------------------------------

            Balance, December 31, 2008             11,774,962         0.35
            --------------------------------------------------------------------
            Issued                                    307,692         0.17
            Exercised                                (450,000)       0.001
            Expired                                  (126,317)        0.19
            --------------------------------------------------------------------
            Balance, March 31, 2009                11,506,337         0.36

      In January 2009, the Company extended the term of 2,455,000 share purchase warrants. In accordance with SFAS No. 123R, modifications to the terms of an award are treated as an exchange of the original award for a new award. Incremental compensation cost is measured as the excess, if any, of the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date. The Company recognized an incremental compensation cost of $3,349 for these modified share purchase warrants

      As at March 31, 2009, the following share purchase warrants were outstanding:
                         Exercise
                          Price
            Warrants        $       Expiration Date
            -----------------------------------------

               220,000     0.66     April 06, 2009
                35,000     0.66     April 30, 2009
             2,455,000     0.90     May 01, 2009
                23,256     0.68     May 31, 2009
               225,000     0.50     July 15, 2009
               100,000     0.60     July 17, 2009
             1,275,000     0.08     January 15, 2010
               955,800     0.17     March 09, 2010
               115,000     0.65     May 01, 2010
               541,666     0.12     October 31, 2010
               199,311     0.17     November 11, 2010
               133,500     0.30     November 30, 2010
               307,692     0.17     January 02, 2011
               233,092     0.06     July 07, 2011
               343,833     0.20     July 07, 2011
               590,909     0.12     July 19, 2011
               252,278     0.05     December 31, 2011
             3,500,000     0.25     June 27, 2012
            -----------------------------------------
            11,506,337
            =========================================

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

12.   FAIR VALUE MEASUREMENTS

      SFAS 157 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

      FAIR VALUE HIERARCHY

      SFAS 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. SFAS 157 establishes three levels of inputs that may be used to measure fair value:

      LEVEL 1

      Level 1 applies to assets and liabilities for which there are quoted prices in active markets for identical assets or liabilities. Valuations are based on quoted prices that are readily and regularly available in an active market and do not entail a significant degree of judgment.

      LEVEL 2

      Level 2 applies to assets and liabilities for which there are other than Level 1 observable inputs such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets), or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

      Level 2 instruments require more management judgment and subjectivity as compared to Level 1 instruments. For instance:

      Determining which instruments are most similar to the instrument being priced requires management to identify a sample of similar securities based on the coupon rates, maturity, issuer, credit rating and instrument type, and subjectively select an individual security or multiple securities that are deemed most similar to the security being priced; and

      Determining whether a market is considered active requires management judgment.

      LEVEL 3

      Level 3 applies to assets and liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities. The determination of fair value for Level 3 instruments requires the most management judgment and subjectivity.

      Pursuant to SFAS No. 157, FAIR VALUE MEASUREMENTS, or SFAS 157, the fair value of the cash equivalents is determined based on "Level 1" inputs, which consist of quoted prices in active markets for identical assets. Marketable securities and convertible notes are valued based on "Level 2" inputs, consisting of quoted prices in less active markets. The Company believes that the recorded values of all of the other financial instruments approximate their current fair values because of their nature and respective relatively short maturity dates or durations.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

12.   FAIR VALUE MEASUREMENTS

      Assets and liabilities measured at fair value on a recurring basis were presented on the Company's consolidated balance sheet as of March 31, 2009 as follows:

                                                                 Fair Value Measurements Using
                                                 Quoted Prices in   Significant
                                                  Active Markets       Other       Significant
                                                   For Identical     Observable   Unobservable   Balance as of
                                                   Instruments         Inputs        Inputs        31-Mar-09
                                                     (Level 1)       (Level 2)     (Level 3)
                                                 --------------------------------------------------------------
      ASSETS:
      Cash equivalents                           $         76,052   $        --   $         --   $      76,052
      Investments securities                                   --         6,212             --           6,212
      Total assets measured at fair value        $         76,052   $     6,212   $         --   $      82,264
      LIABILITIES:
      Convertible notes                          $             --   $ 1,854,900   $         --   $   1,854,900
      Total liabilities measured at fair value   $             --   $ 1,854,900   $         --   $   1,854,900

13.   COMMITMENTS AND CONTINGENCIES

      a) On April 4, 2006, the Company entered into a consulting agreement with a term of six months for consideration of 75,000 common shares. As of March 31, 2009, the Company has issued 37,500 common shares and 37,500 common shares are still owed to the consultant.

      b) On April 10, 2006, the Company entered into a consulting agreement with a term of one year for consideration of 75,000 common shares. As of March 31, 2009, the Company has issued 37,500 common shares and 37,500 common shares are still owed to the consultant.

14.   SUBSEQUENT EVENTS

      a) On April 8, 2009, the Company issued 307,692 units at $0.13 per unit for common share subscriptions totaling of $40,000 received in January 2009. Each unit consisted of one share of common stock and one purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.17 per share expiring on January 2, 2011.

      b) On April 8, 2009, the Company issued 250,000 shares of common stock at a fair value of $22,500 to settle debt.

      c) On April 20, 2009, the Company issued 366,680 shares of common stock at a fair value of $29,334 to five employees and one consultant for services provided for April 2009.

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (dba BIOCUREX, INC.)
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           (Expressed in U.S. dollars)
                   THREE MONTHS ENDED MARCH 31, 2009 AND 2008
                                   (unaudited)

14.   SUBSEQUENT EVENTS (continued)

      d) On April 20, 2009, the Company issued 2,070,000 shares of common stock to a former director for the exercise of 1,620,000 options and 450,000 warrants at $0.001 per share. A total of $2,070 was reduced from the outstanding balance of owing to related parties.

      e) On April 23, 2009, the Company increased the number of shares issuable pursuant to the Stock Bonus Plan described in Note 9 from 5,500,000 shares to 10,500,000 shares. The Company also increased the number of shares issuable pursuant to the Non-qualified Stock Option Plan from 12,500,000 shares to 17,500,000 shares.

      f) On April 23, 2009, the Company issued 51,380 shares of common stock at a fair value of $4,110 to an employee for services provided for April 2009.

      g) On April 29, 2009, the Company issued 900,000 units at $0.05 per unit for common share for proceeds of $45,000. Each unit consisted of one share of common stock and one purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.11 per share expiring on April 5th, 2011.

      h) On April 29, 2009, the Company issued 125,000 shares of common stock at a fair value of $10,000 to settle debt.

      i) On May 6, 2009, the Company received stock subscriptions of 2,000,000 shares of common stock at $0.05 per share for proceeds of $100,000. Each unit consisted of one share of common stock and purchase warrant entitling the holder to purchase one share of common stock at an exercise price of $0.11 per share expiring on April 1, 2012.

      j) On May 6, 2009, the Company issued 350,750 shares of common stock at a fair value of $28,060 to six employees for services to be provided in May 2009.

      k) On May 6, 2009, the Company issued 268,730 shares of common stock at a fair value of $21,498 to five employees as bonus.

                                   APPENDIX C
                             PRELIMINARY PROXY CARD

     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS
                HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                       WHISPERING OAKS INTERNATIONAL, INC.
                           7080 River Road, Suite 215
                           Richmond, British Columbia
                                 CANADA V6X 1X5
                            (866) 884-8669 Telephone
                            (604) 207-9165 Facsimile

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
           FOR THE SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 27, 2009

The undersigned hereby appoints Dr. Ricardo Moro-Vidal as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of Common Stock of Whispering Oaks International, Inc. (the "Company") held of record by the undersigned on September 15, 2009, at a Special Meeting of Shareholders of Whispering Oaks International, Inc., to be held on Tuesday, October 27, 2009 at 9:30 AM Pacific Time, at the Best Western Abercorn Inn Vancouver Airport Hotel, 9260 Bridgeport Road, Richmond, British Columbia, Canada V6X 1S1 or any adjournment thereof.

                                   * * * * * *

   IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
               SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2009.

          THE PROXY STATEMENT IS AVAILABLE AT HTTP://WWW.BIOCUREX.COM.

                                   * * * * * *

INSTRUCTIONS: PLEASE INDICATE YOUR SELECTION BY PLACING AN "X" IN THE APPROPRIATE BOXES BELOW.

1. APPROVE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY MAY ISSUE TO 300,000,000.

[ ] FOR                [ ] AGAINST                 [ ] ABSTAIN

2. APPROVE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO BIOCUREX INC.

[ ] FOR                [ ] AGAINST                 [ ] ABSTAIN

In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the special meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Dated: _____________________ , 2009

-----------------------------------------
Signature of Shareholder

-----------------------------------------
Signature if held jointly

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE READ, COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.